Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company
225 High Ridge Road
Stamford, CT 06905

Transfer Agent
J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, MA 02108
(800) 446-1012

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS
OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE
SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, BANK INSURANCE FUND,
FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL
AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO RISK
OF PRINCIPAL.

US EXITIS A01


                           [LOGO OF EXCELSIOR FUNDS]



                             Institutional Shares




                                  EQUITY FUND
                               VALUE EQUITY FUND
                              OPTIMUM GROWTH FUND
                                  INCOME FUND
                            TOTAL RETURN BOND FUND
                           INTERNATIONAL EQUITY FUND
                                HIGH YIELD FUND





                                 Annual Report
                                March 31, 2001

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2001 proved to be a highly challenging one in the financial markets. In many respects, as we look back over the fiscal year, financial markets performed as a polar opposite to that of fiscal year 2000.

  Domestically, the effects of several Federal Reserve interest rate hikes in late fiscal 2000 began to impact the economy. Oil prices began to rise. Concerns over slowing corporate earnings growth became a renewed focus of investors. Formerly high-flying technology and growth stocks were brought back to more realistic valuation levels. Internationally, many of these same factors combined with a weak Euro and Yen to further dampen equity performance. On the positive side, the bond market began to rally as investors moved out of equities and into fixed income securities. Finally, as the fiscal year closed, the Federal Reserve began cutting interest rates, reversing the tightening it began the year before. We are cautiously optimistic that this action will prove to be the precursor to a market recovery over the next year.

  As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your financial objectives.

                                          Sincerely,

                                          /s/ Frederick S. Wonham
                                          Frederick S. Wonham
                                          Chairman of the Board and President

                         EXCELSIOR INSTITUTIONAL TRUST
                            ADVISER'S MARKET REVIEW

  For the fiscal year ended March 31, 2001, global financial market performance was mixed or worse. In the U.S., conditions started off poorly and seemed to deteriorate as the year progressed, with rising oil prices, a slowing economy and a crumpling technology sector all taking their toll. Meanwhile, much of the rest of the world hit rough patches as America's troubles rippled out around the globe. That said, there were a number of bright spots. China, for one, seemed to hold up quite well for much of the period, having taken steps to stimulate its economy. Europe also fared nicely for much of the fiscal year, helped in large part by a weak Euro, which boosted exports. Finally, domestic fixed-income markets underwent modest fluctuations but ultimately were relatively tranquil.

Domestic Equity Markets

  The fiscal year was an extremely difficult period for domestic equities, in large part due to concerns about interest rates and a slowing economy. Perhaps more damaging, though, was the bursting of the Internet bubble, which pulled down most technology stocks and, ultimately, other sectors as well. But the year was far from a straightforward plunge--more an extended roller coaster ride.

  In April 2000 (the first month of the fiscal year), for instance, the NASDAQ composite saw its best two-day advance ever as well as dramatic declines; and the Dow Jones Industrial average experienced similar, though less intense, gyrations. May brought more of the same, with both indices beginning to bounce up prior to the May 16 Federal Open Market Committee meeting, and then ultimately dropping, so that a week later, the NASDAQ had fallen over 35% from its March 10 high, and the Dow, as well as the S&P 500, had traveled well into negative territory year to date. June in turn witnessed another NASDAQ rally-- a record-setting one-week gain close to 19%--as well as more swings.

  The second fiscal quarter started on an upswing for most of the major indices, at least for the first week. But then interest-rate and economic concerns intensified, disquiet about corporate profits spread further among investors, and these trends continued for the remainder of July. Come August, good news on inflation and productivity raised spirits, but only briefly; meanwhile, the Fed's decision to leave interest rates untouched did little to help. Technology stocks rallied in September but then faltered, dragged down by concerns about profits, the effects of higher oil prices and the strength of the dollar versus the weak Euro.

  Similar issues stifled the markets in the fiscal third quarter, with conditions in the Middle East and a drawn-out U.S. election only adding to the smorgasbord of investor concerns. Good news (and there was some) in the period included relative strength in health care, energy, financial services, real estate and utilities. Finally, Federal Reserve Chairman Alan Greenspan's hint that the Fed might soon lower interest rates seemed to raise hopes, albeit only slightly.

  The Fed did indeed come through in January, cutting rates not once but twice, but the response from the markets was minor. That said, in the three weeks between the two cuts, all three stock indices saw small gains. Early February brought further difficulties among tech stocks but also relative strength among sectors such as health-care, consumer staples and utilities. By mid-month, though, all three major indices had dropped close to their January levels, and evidence of rising consumer prices threw salt into the wound. March blew in, bringing with it the first anniversary of the NASDAQ's all-time high, and the index celebrated by declining again, finishing 59% below that peak. Despite more Fed cutting, all three indices ended the fiscal fourth quarter of 2001 down, the NASDAQ by more than 25%.

International Equity Markets

  In the first quarter of the fiscal year a sharp correction in the sectors and regions that had led performance in the previous year was largely a result of a global sell-off in technology and telecom shares, and weakness in the Asian markets. At the same time, Euro-zone business confidence was at record levels and its unemployment rates were at eight-year lows.

  The European communities continued to grow at a healthy rate during the second fiscal quarter as a weak Euro helped exports. Elsewhere, a reflating economy helped China stand out in Asia while most other countries there fared poorly. International markets in general struggled with high oil prices and a strong U.S. dollar, and fears of an economic slowdown in the U.S. and a slide in the NASDAQ aggravated the situation.

  Helped by efforts to stimulate its economy, China was again the one bright spot in Asia in the third fiscal quarter. The area's technology-oriented nations, such as Taiwan and South Korea, suffered the most due to the tech sector's continuing difficulties. In Europe, steel, paper & pulp, and chemicals did relatively well while the Euro finished 20% below its high in spite of a modest recovery. Meanwhile, the U.S. slowdown began to hurt Latin American exports.

  The fourth fiscal quarter was another gloomy period for equity markets worldwide. Best performers tended to come from the periphery of the investment world, areas such as China, South Korea, Taiwan, Russia, Thailand and Mexico. Japan, meanwhile, appeared to be finally addressing its banking woes and deflation, and its efforts at corporate restructuring spurred good earnings growth. And after the massive, almost yearlong correction, valuations around the world seemed much lower than in the U.S.

Fixed Income Markets

  The fiscal year was characterized by climbing and then consistently high oil prices, concerns about the economy (from near inflation to near recession), very low unemployment numbers (a possible harbinger of inflation), changing interest rates (the Fed first tightened and then eased monetary policy) and mounting problems among equities--all of which had an effect on the bond markets.

  The fiscal year began with a two-month-long rise in Treasury rates that spiked slightly above 6% at the long end--a result, in large part, of some of the issues mentioned above. Moving into June, however, investor speculation began to turn after leading economic indicators appeared to weaken. This resulted in a rally in Treasuries. By quarter end, yields had come down ten points at the short end and remained basically unchanged at the intermediate and long ends. Municipal securities followed a similar pattern--down through much of the quarter, rallying a little at the end, and finishing down five basis points for five-year securities, flat at ten years, up a few basis points at the long end.

  This general downward trend continued into the second fiscal quarter, though mostly for intermediate issues, and was prompted by a perceived end to Fed tightening and further evidence of a slowing economy. Also driving rates lower were a limited supply of Treasuries and municipal securities--a result of the government's buyback program--and heightened demand, as investors increasingly shifted away from equities. As a result, although 30-year Treasuries were essentially unchanged in yield for the quarter (largely due to high oil prices), five-year Treasuries declined in yield by 30 basis points. On the taxable side, credit spreads tightened, with higher-quality outperforming lower-quality issues.

  There was a sustained rally in the fiscal third quarter, the upshot of crumbling equity markets, a clearly slowing economy and a growing consensus (later validated) that the Fed would begin easing in the new year. Treasury bonds declined in the period, basically across the board. Municipal securities continued to benefit from a lack of new issuance as well as healthy demand, as investors turned their backs on struggling equities. Among taxables, the yield spread widened between high- and lower-grade securities, as higher-quality issues again outperformed in the period.

  In the fourth fiscal quarter cash continued to flow out of equities and into the front-end of the Treasury curve. Meanwhile, the swift downturn in the U.S. economy motivated numerous rate cuts by the Fed. Yields for the period fell at the short end, remained flat among intermediates, and climbed slightly at the long end. Finally, taxable fixed income securities outperformed Treasuries during the quarter.

  Compared with the previous fiscal year, fiscal 2001 was a quiet period for the bond markets, and we expect continued languishing until the market becomes clearer about the health of the domestic economy.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                       EQUITY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2001, the Fund realized a total return of -29.47%* versus 21.65%** for the Standard & Poor's 500 Composite Stock
Price Index (the "S&P 500") and for the same period ranked 183 out of 732 funds, based on total return, in the Lipper Large-Cap Growth Funds category.*** The Fund ranked 106 out of 283 funds in the same Lipper category for the five years ended March 31, 2001, with a cumulative total return of 84.72%.* Through the first three quarters of the year, after a long period of strong performance, the technology and communication sectors saw significant corrections, with many companies experiencing slowing business fundamentals. Weak technology and communication performers held by the Fund included, Microsoft, America Online, Lucent Technologies, Yahoo!, AT&T, WorldCom and Nextel. Due to concern about a slowing economy and the weak tech sector, many defensive and value-oriented stocks did well. Drug and health care stocks were strong, as were the Fund's financial services holdings. The energy and utility sectors also performed well. The fiscal fourth quarter saw the year's most challenging conditions. The tech sector, suffering from a slowdown in business investment spending, had some of the most dramatic declines. Within the Fund, such leading companies as Cisco Systems, EMC, and Nokia declined sharply. We believe that when business recovers these companies will demonstrate strong fundamentals and growth. Other particularly weak performers included a number of health care, biotechnology and financial services companies. On a relative basis, energy and consumer cyclical stocks held up reasonably well. Fund holdings Ford Motor and Best Buy showed substantial gains for the quarter, as did AOL Time Warner, Microsoft and IBM. Regarding portfolio activity, we strove to keep the Fund well balanced, in terms of value and growth oriented investments. We also lowered the average market capitalization of the Fund as the fiscal year progressed. As of fiscal year end, the Fund was underweight in technology (versus the S&P 500), and overweight in health care and financial services.


                                    [GRAPH]

                                 Equity Fund+
                          Average Annual Total Return
                               Ended on 3/31/01*

                 1 year   5 years   Since Inception (1/16/95)
                (29.47)%   13.26%           14.44%

                  Standard & Poor's 500 Composite
                         Stock Price Index**                 Equity Fund
1/24/95                        10,000                           10,000
3/31/95                        10,970                           10,570
3/31/96                        14,490                           12,388
3/31/97                        17,380                           14,294
3/31/98                        25,690                           21,667
3/31/99                        30,430                           26,028
3/31/00                        35,892                           32,730
3/31/01                        28,122                           23,085

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
  The above illustration compares a $10,000 investment made in Equity Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Standard & Poor's Corporation--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
*** Source: Lipper Analytical Services, Inc.--Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                 VALUE EQUITY FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001, the Fund realized a total return of -1.99%* versus 0.27%** for the Russell 1000 Value Index. The Fund had a challenging fiscal first quarter. In seeking out new names, we targeted areas we regarded as pockets of value, specifically, smaller stocks, some of the cyclical areas, and "deal" stocks. The Fund picked up somewhat in the fiscal second quarter. In this period, we focused portfolio activity in the mid-cap arena, where we found what we regarded as the most compelling opportunities. To raise cash for our purchases, we sold several of the Fund's longer-term, larger holdings that had performed well but that had less robust potential than the newer additions, in our view. In the fiscal third quarter, several of these new additions had a positive impact on Fund performance. TJMaxx, IMS Health, and Progressive Corp. were all standouts in this regard. For the final quarter, the Fund held its ground in a tough period for stocks in general. Specifically, the Fund benefited from the continuing strength of small- and mid-cap value stocks relative to large-cap and growth stocks as well as its overweight position in consumer cyclicals, one of the few sectors to do at least reasonably well in the quarter. Not surprisingly, the Fund's technology holdings hindered its performance. Fortunately, though, our investment in tech stocks was about half the S&P 500's roughly 20% tech weighting, so the damage was mitigated. We continue to believe firmly in the Fund's structure and strategy, and our outlook going forward is optimistic.


                                    [GRAPH]

                              Value Equity Fund+
                          Average Annual Total Return
                               Ended on 3/31/01
                      1 year     Since Inception (6/1/96)
                      (1.81)%            21.11%

                  Value Equity Fund       Russell 1000 Value Index***
6/1/96                  10,000                      10,000
3/31/97                 11,391                      11,617
3/31/98                 17,030                      17,096
3/31/99                 18,105                      17,958
3/31/00                 25,695                      19,095
3/31/01                 25,184                      19,147

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Value Equity Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: The Russell Company -- The Russell 1000 Value Index is an unmanaged index and is composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                OPTIMUM GROWTH FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 2001 the Fund realized a total return of -45.26%* versus -42.72%** for the Russell 1000 Growth Index. In the fiscal first quarter, Fund performance was hindered by several long-held technology, media, and telecommunications names. Performance was aided by holdings in the financial services, health care, and media service names. The structured overlay continued to help dampen the overall volatility of the Fund. Much the same pattern held true for the balance of the fiscal year, becoming most extreme in the final quarter. In the face of the growth stock/technology stock meltdown, we did not alter our fundamental investment strategy. We maintained (and maintain) our strong conviction that growth (technology in particular) stocks offer outstanding long-term investment potential. We have been devoting our energies to making sure that we own the right growth stocks for the current environment. In the fiscal fourth quarter, for instance, we added the shares of independent electric power producer AES Corp. At the same time, if we believe a company's woes will be long-lived and extend beyond an economic rebound, we will sell. With this in mind, we sold Nortel Networks in the fiscal fourth quarter. We continue to believe that the best way to grow assets over time is to invest them in a focused portfolio of fast-growing companies and to maintain a long-term investment horizon. While the equities markets have been volatile of late, we continue to believe that the Fund is well positioned by holding companies we feel have strong prospects for high revenue and unit growth, proprietary advantages (which may come in the form of a technological lead or great global brand), and experienced corporate leadership.


                                    [GRAPH]

                             Optimum Growth Fund+

                          Average Annual Total Return
                               Ended on 3/31/01*

                      1 year     Since Inception (6/1/96)
                     (45.26)%            14.37%

                  Optimum Growth Fund    Russell 1000 Value Index***
6/1/96                  10,000                    10,000
3/31/97                 10,223                    11,059
3/31/98                 16,444                    16,528
3/31/99                 27,749                    21,166
3/31/2000               35,424                    28,386
3/31/2001               19,483                    16,260

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Optimum Growth Fund and a broad-based index since 6/1/96 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested.
** Source: The Russell Company -- The Russell 1000 Growth Index is an unmanaged index and is composed of the 1,000 companies with higher price-to-book ratios and higher forecasted growth values in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. Companies by market capitalization. The Index includes dividends reinvested.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                       INCOME FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2001, the Fund realized a total return of 12.18%* versus 12.17%** for the Lehman Brothers Intermediate Govt/Credit Bond Index and for the same period ranked 22 out of 180 funds, based on total return, in the Lipper Corporate Debt A-Rated category.*** The Fund's long-term performance has been good, ranking 27 out of 116 funds in the same Lipper category for the five years ended March 31, 2001, with a cumulative total return of 39.87%*. Entering the new fiscal year, given the short supply of Treasury securities and ongoing Federal Reserve tightening, credit spreads widened, in the corporate bond market particularly. This proved beneficial to Fund performance in the first fiscal quarter, given the Fund's overweight of Treasury securities, commercial mortgage-backed securities, and Ginnie Mae securities, along with a relative underweighting of government agency securities. We continued to implement a similar strategy in the fiscal second quarter; that is, we emphasized sectors in which securities were in tight supply (longer Treasuries, government mortgages) and de-emphasized sectors that were seeing significant issuance, such as corporate bonds. We also avoided lower investment-grade bonds, seeking instead AAA commercial mortgages and asset-backed securities. Our attitude here was that a slowing economy and continued corporate issuance would continue to pressure credit spreads. Accordingly, in the latter half of the fiscal year, although we maintained the duration of the Fund roughly in line with its index, the Fund did benefit from yield curve steepening and a widening spread between high-grade and lower investment grade credits. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter durations.


                                    [GRAPH]

                                 Income Fund+

                          Average Annual Total Return
                               Ended on 3/31/01*

                1 year  5 years      Since Inception (1/16/95)
                12.18%   6.94%                7.55%

             Lehman Brothers Intermediate
                Govt/Corp. Bond Index**       Income Fund
1/16/95                10,000                   10,000
3/31/95                10,444                   10,301
3/31/96                11,440                   11,232
3/31/97                11,990                   11,691
3/31/98                13,140                   13,068
3/31/99                14,005                   13,844
3/31/00                14,295                   14,005
3/31/01                16,035                   15,711

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.

  The above illustration compares a $10,000 investment made in Income Fund and a broad-based index since 1/16/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/16/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers -- Lehman Brothers Intermediate Govt/Credit Bond
    Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market with maturities of one to ten years.
*** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                            TOTAL RETURN BOND FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2001, the Fund realized a total return of 13.19%* versus 12.41%** for the Lehman Brothers Govt/Credit Bond Index and for the same period ranked 8 out of 180 funds, based on total return, in the Lipper Corporate Debt A-Rated category.*** The Fund's long-term performance has been very strong, ranking 11 out of 116 funds in the same Lipper category for the five years ended March 31, 2001, with a cumulative total return of 42.47%*. In the first fiscal quarter, the Fund benefited from an overweight in Treasury securities, commercial mortgage-backed securities, and Ginnie Mae securities, along with underweights in corporate bonds and Government Agency securities. These investments worked out due to a reduction in supply of Treasury securities and Federal Reserve tightening, which caused credit spreads to widen- especially in the corporate bond market. In the fiscal second quarter, we continued to overweight sectors where securities were in tight supply (longer Treasuries, government mortgages) and underweight sectors where there was significant issuance (such as corporate bonds). The Fund was also positioned with AAA commercial mortgages and asset-backed securities in lieu of lower investment-grade bonds. We maintained a high-quality orientation, as we believed a slowing economy and continued corporate supply would continue to pressure credit spreads. In the second half of the fiscal year, although we maintained the duration of the Fund roughly in line with its index, the Fund did benefit from yield curve steepening and yield spread widening between high-grade and lower investment grade credits. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer duration are more sensitive to changes in interest rates than securities of shorter durations.


                                    [GRAPH]

                            Total Return Bond Fund+

                          Average Annual Total Return
                               Ended on 3/31/01*

                 1 year   5 years   Since Inception (1/19/95)
                 13.19%    7.34%             8.32%

             Lehman Brothers Govt/Corp.       Total Return
                    Bond Index**                Bond Fund
1/19/95               10,000                     10,000
3/31/95               10,500                     10,320
3/31/96               11,650                     11,515
3/31/97               12,160                     12,002
3/31/98               13,670                     13,467
3/31/99               14,565                     14,284
3/31/00               14,866                     14,494
3/31/01               16,711                     16,406











Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
  The above illustration compares a $10,000 investment made in Total Return Bond Fund and a broad-based index since 1/19/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/19/95. All dividends and capital gain distributions are reinvested.
The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Lehman Brothers--Lehman Brothers Govt/Credit Bond Index is an unmanaged total return performance benchmark comprised of U.S. Government agencies and U.S. Treasury securities and investment grade corporate debt, selected as representative of the market.
*** Source: Lipper Analytical Services, Inc. -- Lipper is an independent mutual fund performance monitor.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                         INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------
  For the twelve months ended March 31, 2001, the Fund realized a total return of -36.32%* versus -24.84%** for the FT/S&P-Actuaries World Indices-World Excluding U.S. Index. The fiscal first quarter brought a sharp correction in the sectors and regions that had led performance during the previous year, and Fund performance was impacted accordingly--specifically due to our tech company holdings, though we had trimmed many of these positions earlier to realize profits. We note as well that the negative return was tempered by our positions in defensive sectors (Brambles and AXA, for example). Consistent with our goal to focus on "good businesses" with solid fundamentals, we took advantage of the market setback to initiate positions in high-quality companies that had fallen below historical levels. Growth-style investing was out of favor last year, and disciplined valuation criteria provided little assistance, as did our previous trimming of our top-performing tech positions early in the fiscal year. We would also highlight our underweight of defensives, e.g. food manufacturing and health care, where we could not justify valuations relative to growth, and our absence from European deep cyclicals during the fiscal third quarter. During the latter half of the fiscal year, we added several European mid-cap stocks to the portfolio, as well as to stocks that we felt had been unjustly punished (Sony, for example) and China beneficiaries. Moving into the final quarter, we also began to reduce our longstanding underweight in Japan. We expect a weaker yen, but feel the country is finally addressing its worst economic issues. We further repositioned the portfolio to reflect a more defensive stance. We took advantage of the tech-driven rally in January to sell and trim many holdings that had high valuations, and were able to pick up some truly high-quality companies at attractive valuations.


                                    [GRAPH]

                          International Equity Fund+

                          Average Annual Total Return
                               Ended on 3/31/01*

                  1 year  5 years   Since Inception (1/24/95)
                 (36.32)%  2.45%            6.12%

                    FT/S&P-Actuaries World Indices--       International
                       World Excluding U.S. Index**         Equity Fund
1/24/95                           10,000                       10,000
3/31/95                           10,090                       10,386
3/31/96                           11,370                       12,787
3/31/97                           11,570                       13,440
3/31/98                           13,560                       14,771
3/31/99                           14,084                       13,797
3/31/00                           17,999                       22,667
3/31/01                           13,528                       14,435

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost.
International investing is subject to special risks such as currency fluctuations and differences in accounting and taxation standards.

  The above illustration compares a $10,000 investment made in International Equity Fund and a broad-based index since 1/24/95 (inception date). For comparative purposes, the value of the index on 12/31/94 is used as the beginning value on 1/24/95. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Goldman Sachs--The FT/S&P-Actuaries World Indices--World Excluding
    U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

ADVISOR'S INVESTMENT REVIEW
EXCELSIOR INSTITUTIONAL TRUST                                   HIGH YIELD FUND
-------------------------------------------------------------------------------
  For the five month period ended March 31, 2001, the Fund realized a total return of 7.88%* versus 5.12%** for the Merrill Lynch High Yield Master Index. The Fund commenced operations on October 31, 2000, and in this initial period, coming as it did in the midst of a particularly volatile period, we regarded the high yield sector as genuinely undervalued. During this period, the Fund focused on the higher strata of the High Yield universe by maintaining a portfolio of BB and high single-B rated bonds. The goal was to purchase the more senior current coupon bonds to shorten duration and maintain high current coupon. Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with a longer duration are more sensitive to changes in interest rates than securities of shorter durations. The Fund seeks to find current coupon bonds trading at a discount to par to further shorten duration, mitigate principal risk, and provide for capital appreciation. Capital appreciation is achieved in discount bonds when the fundamental and technical calls are correct and the bonds move up in price. Furthermore, we also sought to achieve greater performance with sector rotation within the High Yield Universe. At that time, this strategy included overweighing of the best-in-class issuers in the beaten down telecom, cable, packaging, and aluminum sectors. At year-end the Fund's average portfolio rating was BB- and duration was 3.87 years, both rather conservative metrics for a high yield portfolio. The portfolio is almost entirely discount current coupon senior notes with an emphasis in investing higher up in the balance sheet for better asset coverage.


                    FUND              INDEX
                    ----              -----
11/1/00            10,000            10,000
11/30/00            9,600             9,687
12/31/00            9,968             9,897
1/31/01            10,782            10,487
2/28/01            10,950            10,653
3/31/01            10,766            10,512

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. Securities rated below investment grade generally entail greater market, credit, and liquidity risks than investment grade securities.

  The above illustration compares a $10,000 investment made in High Yield Fund and a broad-based index since October 31, 2000 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
------------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested.
 ** Source: Merrill Lynch--The Merrill Lynch High Yield Master Index is an unmanaged index comprised of publicly placed, non-convertible, coupon bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year.
  + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Equity Fund


  Shares                                                               Value
 ---------                                                         -------------
 COMMON STOCKS -- 99.79%
           CAPITAL GOODS -- 9.71%
  32,692   Danaher Corp. .......................................    $ 1,783,676
 153,376   General Electric Co. ................................      6,420,320
  21,289   Illinois Tool Works, Inc. ...........................      1,210,067
  57,621   Tyco International Ltd. .............................      2,490,956
                                                                    -----------
                                                                     11,905,019
                                                                    -----------
           CONSUMER CYCLICAL -- 8.66%
  12,041   +Best Buy Co., Inc. .................................        432,994
  49,858   +Edison Schools, Inc. ...............................      1,009,624
  53,111   Ford Motor Co. ......................................      1,493,481
  45,630   +General Motors Corp., Class H.......................        889,785
  69,825   Home Depot, Inc. ....................................      3,009,457
  74,970   Wal-Mart Stores, Inc. ...............................      3,785,985
                                                                    -----------
                                                                     10,621,326
                                                                    -----------
           CONSUMER STAPLE -- 14.59%
  95,035   +AOL Time Warner, Inc. ..............................      3,815,655
  12,719   Applied Biosystems Group-Applera Corp. ..............        352,952
  72,559   +AT&T Corp.-Liberty Media Group, Class A.............      1,015,826
  47,663   Coca-Cola Co. .......................................      2,152,461
  70,774   Gillette Co., Class H................................      2,206,026
  35,475   Procter & Gamble Co. ................................      2,220,735
 115,573   Sysco Corp. .........................................      3,063,840
  69,399   +Viacom, Inc., Class B...............................      3,051,474
                                                                    -----------
                                                                     17,878,969
                                                                    -----------
           ENERGY -- 8.70%
  13,028   Anadarko Petroleum Corp. ............................        817,898
  45,544   BP Amoco plc ADR.....................................      2,259,893
  45,310   Exxon Mobil Corp. ...................................      3,670,110
  16,284   +Nabors Industries, Inc. ............................        844,163
  55,385   Royal Dutch Petroleum Co. ...........................      3,070,544
                                                                    -----------
                                                                     10,662,608
                                                                    -----------
           FINANCIAL -- 18.44%
  51,584   American International Group, Inc. ..................      4,152,512
  23,909   Capital One Financial Corp. .........................      1,326,950
  87,434   Citigroup, Inc. .....................................      3,932,781
  36,284   Goldman Sachs Group, Inc. ...........................      3,087,769
  20,946   Hartford Financial Services Group....................      1,235,814

   Shares                                                              Value
 ----------                                                         ------------
 COMMON STOCKS -- (continued)
            FINANCIAL -- (continued)
  69,776    +Mellon Financial Corp. .............................   $ 2,827,323
  56,310    Morgan Stanley Dean Witter & Co. ....................     3,012,585
  61,104    Wells Fargo Co. .....................................     3,022,815
                                                                    -----------
                                                                     22,598,549
                                                                    -----------
            HEALTH CARE -- 15.68%
  12,658    +Amgen, Inc. ........................................       761,062
  56,143    Bristol-Myers Squibb Co. ............................     3,334,894
  12,174    +Genentech, Inc. ....................................       614,787
  12,627    +Human Genome Sciences, Inc. ........................       580,053
  29,631    Johnson & Johnson Co. ...............................     2,591,823
  34,782    Medtronic, Inc. .....................................     1,590,929
  35,409    Merck & Co., Inc. ...................................     2,687,543
 120,342    Pfizer, Inc. ........................................     4,928,005
  42,266    Pharmacia Corp. .....................................     2,128,938
                                                                    -----------
                                                                     19,218,034
                                                                    -----------
            TECHNOLOGY -- 15.91%
  16,981    +Analog Devices, Inc. ...............................       615,392
 121,585    +Cisco Systems, Inc. ................................     1,914,964
  37,097    +EMC Corp. ..........................................     1,090,652
  82,863    Intel Corp. .........................................     2,180,333
  28,291    International Business Machines Corp. ...............     2,721,028
  14,012    +JDS Uniphase Corp. .................................       258,354
  68,826    +Microsoft Corp. ....................................     3,759,620
  71,496    Nokia Oyj, Class A, ADR..............................     1,715,904
  25,345    Nortel Networks Corp. ...............................       356,097
 106,042    +Oracle Corp. .......................................     1,588,509
  10,707    +QUALCOMM, Inc. .....................................       605,615
  61,494    +Sun Microsystems, Inc...............................       944,548
  42,885    Texas Instruments, Inc...............................     1,328,577
   9,045    +VERITAS Software Corp...............................       418,241
                                                                    -----------
                                                                     19,497,834
                                                                    -----------
            UTILITIES -- 4.42%
  42,619    +AES Corp............................................     2,129,245
  40,600    Enron Corp...........................................     2,358,860
  14,276    Exelon Corp..........................................       936,506
                                                                    -----------
                                                                      5,424,611
                                                                    -----------

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Equity Fund -- (continued)


   Shares                                                              Value
 ----------                                                         ------------
 COMMON STOCKS -- (continued)
            COMMUNICATION SERVICES -- 3.68%
 61,786     +Nextel Communications, Inc., Class A................   $    892,035
 44,757     SBC Communications, Inc. ............................      1,997,505
 32,782     Verizon Communications...............................      1,616,153
                                                                    ------------
                                                                       4,505,693
                                                                    ------------
            TOTAL COMMON STOCKS (Cost $119,608,153)..............    122,312,643
                                                                    ------------

 Principal
   Amount                                                            Value
 ----------                                                       ------------
 REPURCHASE AGREEMENT -- 0.27%
 $334,000   #Chase Securities, Inc., Repurchase Agreement,
             4.90%, dated 3/30/01, due 4/02/01, to be
             repurchased at $334,136
             (Cost $334,000)...................................   $    334,000
                                                                  ------------

TOTAL INVESTMENTS (Cost $119,942,153)..................... 100.06% $122,646,643
OTHER ASSETS AND LIABILITIES (NET)........................  (0.06)      (73,566)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $122,573,077
                                                           ======  ============

--------
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.
ADR--American Depositary Receipt

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Value Equity Fund

   Shares                                                              Value
 ----------                                                         ------------
 COMMON STOCKS -- 95.94%
            CAPITAL GOODS -- 5.19%
     33,000 +Sealed Air Corp. ...................................   $  1,099,890
     30,000 The B.F. Goodrich Co. ...............................      1,151,100
                                                                    ------------
                                                                       2,250,990
                                                                    ------------
            CONSUMER CYCLICAL -- 37.46%
     50,000 +Adelphia Communications Corp., Class A..............      2,025,000
     50,000 Black & Decker Corp. ................................      1,837,500
     36,000 Blyth, Inc. .........................................        829,800
     41,000 Centex Corp. ........................................      1,707,650
     45,000 +General Motors Corp., Class H.......................        877,500
     80,000 Pittston Brink's Group ..............................      1,736,000
     70,000 Sherwin-Williams Co. ................................      1,783,600
     70,000 TJX Companies, Inc. .................................      2,240,000
     82,000 +USA Networks, Inc. .................................      1,957,750
     43,000 +Zale Corp. .........................................      1,247,000
                                                                    ------------
                                                                      16,241,800
                                                                    ------------
            CONSUMER DISCRETIONARY -- 2.24%
     28,000 +Duane Reade, Inc. ..................................        971,600
                                                                    ------------
            CONSUMER STAPLES -- 8.97%
     52,000 Polaris Industries, Inc. ............................      2,350,400
     32,000 +Suiza Foods Corp. ..................................      1,538,880
                                                                    ------------
                                                                       3,889,280
                                                                    ------------
            ENERGY -- 6.42%
     40,000 Conoco, Inc., Class B................................      1,130,000
    100,000 Ocean Energy, Inc....................................      1,655,000
                                                                    ------------
                                                                       2,785,000
                                                                    ------------
            FINANCIAL -- 13.21%
     50,000 +Knight Trading Group, Inc. .........................        731,250
     21,500 Lehman Brothers Holdings, Inc. ......................      1,348,050
     90,000 Sovereign Bancorp, Inc. .............................        759,375
     22,000 USA Education, Inc. .................................      1,598,300
     17,000 XL Capital Ltd., Class A.............................      1,293,190
                                                                    ------------
                                                                       5,730,165
                                                                    ------------
            HEALTH CARE -- 2.70%
     47,000 IMS Health, Inc. ....................................      1,170,300
                                                                    ------------

   Shares                                                             Value
 ----------                                                        ------------
 COMMON STOCKS -- (continued)
            RAW/INTERMEDIATE
            MATERIALS -- 5.89%
     33,000 Georgia-Pacific Group...............................   $    970,200
     90,000 Tredegar Corp. .....................................      1,584,000
                                                                   ------------
                                                                      2,554,200
                                                                   ------------
            TECHNOLOGY -- 8.51%
     70,000 +BMC Software, Inc. ................................      1,505,000
     55,000 Harris Corp. .......................................      1,361,250
      3,268 +Intermedia Communications, Inc. ...................         56,577
     25,000 +National Semiconductor Corp. ......................        668,750
      5,000 +Vishay Intertechnology, Inc. ......................         99,500
                                                                   ------------
                                                                      3,691,077
                                                                   ------------
            UTILITIES -- 5.35%
     16,000 Public Service Enterprise Group, Inc. ..............        690,560
     38,000 Williams Cos., Inc. ................................      1,628,300
                                                                   ------------
                                                                      2,318,860
                                                                   ------------
            TOTAL COMMON STOCKS
             (Cost $36,502,529).................................     41,603,272
                                                                   ------------
 Principal
 Amount
 ---------
 REPURCHASE AGREEMENT -- 2.46%
 $1,065,000 #Chase Securities, Inc.,  Repurchase Agreement,
             4.90%, dated 3/30/01, due  4/02/01, to be
            repurchased at  $1,065,435
             (Cost $1,065,000)..................................      1,065,000
                                                                   ------------

TOTAL INVESTMENTS
 (Cost $37,567,529).........................................  98.40% $42,668,272
OTHER ASSETS AND
 LIABILITIES (NET)..........................................   1.60      695,628
                                                             ------  -----------
NET ASSETS.................................................. 100.00% $43,363,900
                                                             ======  ===========

--------
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.

                      See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Optimum Growth Fund

   Shares                                                              Value
 ----------                                                         ------------

 COMMON STOCKS -- 97.10%
            CAPITAL GOODS -- 7.00%
     89,200 General Electric Co. ................................   $  3,733,912
      4,000 +Sealed Air Corp. ...................................        133,320
                                                                    ------------
                                                                       3,867,232
                                                                    ------------
            COMMUNICATION
            SERVICES -- 1.12%
      3,023 +VoiceStream Wireless Corp. .........................        279,015
     18,300 +WorldCom, Inc. .....................................        340,837
                                                                    ------------
                                                                         619,852
                                                                    ------------
            CONSUMER CYCLICAL -- 15.93%
      4,000 +Best Buy Co., Inc. .................................        143,840
     25,000 +Clear Channel Communications, Inc. .................      1,361,250
      9,600 Dow Jones & Co., Inc. ...............................        502,560
     38,700 Harley-Davidson, Inc. ...............................      1,468,665
     67,500 Home Depot, Inc. ....................................      2,909,250
     11,000 Omnicom Group, Inc. .................................        911,680
      8,000 The Gap, Inc. .......................................        189,760
     26,000 Wal-Mart Stores, Inc. ...............................      1,313,000
                                                                    ------------
                                                                       8,800,005
                                                                    ------------
            CONSUMER STAPLES -- 5.94%
     73,800 +AOL Time Warner, Inc. ..............................      2,963,070
      7,000 Coca-Cola Co. .......................................        316,120
                                                                    ------------
                                                                       3,279,190
                                                                    ------------
            ENERGY -- 2.53%
      4,000 +Cooper Cameron Corp. ...............................        216,000
      9,000 +Global Marine, Inc. ................................        230,400
     12,000 +Rowan Cos., Inc. ...................................        330,000
      5,000 Tidewater, Inc. .....................................        226,000
      8,000 +Weatherford International, Inc. ....................        394,800
                                                                    ------------
                                                                       1,397,200
                                                                    ------------
            FINANCIAL -- 11.71%
     30,750 American International Group, Inc. ..................      2,475,375
     65,000 Citigroup, Inc. .....................................      2,923,700
     20,000 Morgan Stanley Dean Witter & Co. ....................      1,070,000
                                                                    ------------
                                                                       6,469,075
                                                                    ------------

   Shares                                                              Value
 ----------                                                         ------------
 COMMON STOCKS -- (continued)
            HEALTH CARE -- 20.83%
      5,000 Abbott Laboratories..................................   $    235,950
      9,500 American Home Products Corp. ........................        558,125
     12,000 +Amgen, Inc. ........................................        721,500
     13,500 Applied Biosystems Group--Applera Corp. .............        374,625
      6,000 +Biogen, Inc. .......................................        379,875
     11,000 Eli Lilly & Co. .....................................        843,260
     19,300 +Genentech, Inc. ....................................        974,650
     13,000 IMS Health, Inc. ....................................        323,700
      5,000 Johnson & Johnson Co. ...............................        437,350
      3,000 +MedImmune, Inc. ....................................        107,438
     60,210 Medtronic, Inc. .....................................      2,754,005
     72,000 Pfizer, Inc. ........................................      2,948,400
     23,200 Schering-Plough Corp. ...............................        847,496
                                                                    ------------
                                                                      11,506,374
                                                                    ------------
            TECHNOLOGY -- 29.09%
      5,000 +Altera Corp. .......................................        106,875
      5,000 +Analog Devices, Inc. ...............................        181,200
     21,500 +Applied Materials, Inc. ............................        935,250
     19,000 +BEA Systems, Inc. ..................................        558,125
      3,000 +Broadcom Corp., Class A ............................         86,670
     13,700 +Brocade Communications Systems, Inc. ...............        286,193
      3,800 +CIENA Corp. ........................................        158,650
     79,200 +Cisco Systems, Inc. ................................      1,247,400
     71,300 +EMC Corp. ..........................................      2,096,220
     59,000 Intel Corp. .........................................      1,552,437
      5,000 International Business Machines Corp. ...............        480,900
     28,400 +JDS Uniphase Corp. .................................        523,625
      3,000 +KLA-Tencor Corp. ...................................        117,938
      3,000 +Lam Research Corp. .................................         71,062
      5,000 +Micron Technology, Inc. ............................        207,650
     29,000 +Microsoft Corp. ....................................      1,584,125
      4,000 Molex, Inc. .........................................        140,500
     64,000 Nokia Oyj, Class A, ADR..............................      1,536,000
      2,000 +Nvidia Corp. .......................................        129,750
     41,000 +Oracle Corp. .......................................        614,180
     12,000 +QUALCOMM, Inc. .....................................        678,750
     32,500 +Solectron Corp. ....................................        617,825
     60,000 +Sun Microsystems, Inc. .............................        921,600

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Optimum Growth Fund -- (continued)

   Shares                                                               Value
 ----------                                                          -----------

 COMMON STOCKS -- (continued)
            TECHNOLOGY -- (continued)
     21,000 Texas Instruments, Inc. ..............................   $   650,580
     11,600 +VeriSign, Inc. ......................................       410,350
      3,000 +Vitesse Semiconductor Corp. .........................        71,250
      3,000 +Xilinx, Inc. ........................................       105,188
                                                                     -----------
                                                                      16,070,293
                                                                     -----------
            UTILITIES -- 2.95%
     14,000 +AES Corp. ...........................................       699,440
     16,000 Enron Corp. ..........................................       929,600
                                                                     -----------
                                                                       1,629,040
                                                                     -----------
            TOTAL COMMON STOCKS
             (Cost $46,432,467)...................................    53,638,261
                                                                     -----------

 Principal
   Amount                                                              Value
 ---------                                                          -----------
 REPURCHASE AGREEMENT -- 4.50%
 $2,487,000 #Chase Securities, Inc., Repurchase Agreement, 4.90%,
             dated 3/30/01, due 4/02/01, to be repurchased at
             $2,488,016
             (Cost $2,487,000)...................................   $ 2,487,000
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $48,919,467)........................................ 101.60% $56,125,261
OTHER ASSETS AND
 LIABILITIES (NET).........................................  (1.60)    (882,967)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $55,242,294
                                                            ======  ===========

--------
+ Non-income producing security
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.
ADR--American Depositary Receipt

                      See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Income Fund

  Principal                                         Coupon Maturity
   Amount                                            Rate    Date      Value
  ---------                                         ------ -------- -----------
 ASSET BACKED SECURITIES -- 17.65%
 $ 2,600,000 CIT Group RV Trust, Series 99-A,
             Class A4............................    6.16% 06/15/13 $ 2,657,846
   2,609,128 Commercial Mortage Acceptance Corp.,
             Series 99-C1,
             Class A1............................    6.79  08/15/08   2,701,196
   2,000,000 Commercial Mortgage Asset Trust,
             Series 99-C1,
             Class A3............................    6.64  09/17/10   2,050,617
   1,754,939 +DLJ Commercial Mortgage Corp.,
             Series 00-CF1, Class A1A ...........    7.45  08/10/09   1,860,369
   1,782,000 Lehman Brothers Holdings, Inc. .....    7.13  09/15/03   1,849,238
   1,715,517 Merrill Lynch Mortgage Investors,
             Inc., Series 95-C2,
             Class C.............................    6.87  06/15/21   1,754,391
   1,755,228 Morgan Stanley Dean Witter Capital
             I, Series 00-LIFE, Class A1.........    7.42  11/15/08   1,860,505
   1,651,896 Nomura Asset Securities Corp.,
             Series 98-D6, Class A1A.............    6.28  03/17/28   1,686,963
   1,226,282 PNC Mortgage Acceptance Corp.,
             Series 00-C1,
             Class A1............................    7.52  06/15/08   1,303,365
   1,115,000 Salomon Brothers Mortgage Securities
             VII, Series 00-C1,
             Class A2............................    7.52  12/18/09   1,194,465
                                                                    -----------
             TOTAL ASSET BACKED SECURITIES (Cost $18,196,805).....   18,918,955
                                                                    -----------

  Principal                                         Coupon Maturity
   Amount                                            Rate    Date      Value
  ---------                                         ------ -------- -----------
 CORPORATE BONDS -- 27.87%
 $ 1,705,000 British Telecommunications plc......    8.13% 12/15/10 $ 1,778,361
   1,290,000 Capital One Bank....................    6.88  02/01/06   1,254,422
   1,185,000 Countrywide Home Loans, Inc. .......    6.85  06/15/04   1,223,439
   2,000,000 DaimlerChrysler NA Holding Corp.....    7.75  01/18/11   2,050,868
   5,000,000 Ford Motor Credit Co. ..............    5.75  02/23/04   4,994,195
   1,390,000 +France Telecom S.A.................    7.20  03/01/06   1,412,751
   1,455,000 General Motors Corp. ...............    6.25  05/01/05   1,467,190
   1,485,000 General Motors Acceptance Corp. ....    6.67  04/15/11   1,492,321
   2,080,000 Household Finance Corp. ............    5.88  09/25/04   2,075,029
   1,400,000 J.P. Morgan Chase & Co..............    6.75  02/01/11   1,424,052
   1,782,000 Marsh & McClennan Cos., Inc.........    6.63  06/15/04   1,839,452
   1,000,000 Mercantile Safe Deposit & Trust
             Co. ................................    6.10  05/17/04     959,800
   2,475,000 Nomura Asset Securities Corp........    8.15  03/04/20   2,658,187
   1,400,000 +Pemex Project Funding Master Trust.    9.13  10/13/10   1,421,000
   2,290,000 PHH Corp. ..........................    8.13  02/03/03   2,330,881
   1,500,000 +WCG Note Trust.....................    8.25  03/15/04   1,492,680
                                                                    -----------
             TOTAL CORPORATE BONDS
              (Cost $27,955,830)..................................   29,874,628
                                                                    -----------

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Income Fund -- (continued)

  Principal                                       Coupon Maturity
   Amount                                          Rate    Date       Value
  ---------                                       ------ --------- -----------
 U.S. GOVERNMENT &
  AGENCY OBLIGATIONS -- 50.37%
 $ 5,000,000 Federal Home Loan Bank Discount
             Notes..............................   5.13%  04/02/01 $ 4,999,305
             Federal National
             Mortgage Association
   3,001,642 Pool #251502.......................   6.50   02/01/13   3,037,349
      11,564 Pool #454758.......................   5.50   12/01/28      10,997
   1,800,729 Pool #443194.......................   5.50   10/01/28   1,712,418
   2,889,280 Pool #452035.......................   5.50   11/01/28   2,747,584
   1,750,001 Pool #561435.......................   5.50   11/01/29   1,664,177
   2,479,753 Pool #562716.......................   5.50   02/01/31   2,358,141
             Government National
             Mortgage Association
   1,666,928 Pool #781036.......................   8.00   10/15/17   1,721,381
   1,402,531 Pool #780086.......................   8.50   11/15/17   1,454,279
   3,051,319 Pool #780865.......................   9.50   11/15/17   3,190,599
   3,956,092 Pool #780548.......................   8.50   12/15/17   4,102,056
     630,347 Pool #471660.......................   7.50   03/15/28     646,526
   1,441,942 Pool #472028.......................   6.50   05/15/28   1,442,663
   1,362,357 Pool #475847.......................   6.50   06/15/28   1,363,038
   1,484,515 Pool #80205........................   7.00   06/20/28   1,508,056
   2,632,695 Pool #503711.......................   7.00   05/15/29   2,674,763
     991,148 Pool #80311........................   5.50   08/20/29   1,004,938
   1,959,596 Pool #525556.......................   8.00   01/15/30   2,023,610
   1,451,140 Pool #434772.......................   9.00   06/15/30   1,513,297
     998,407 Pool #525945.......................   9.00   07/15/30   1,041,172
   1,592,624 Series 99-19, Class A..............   6.50   08/16/25   1,618,821

  Principal                                       Coupon  Maturity
   Amount                                          Rate     Date      Value
  ---------                                       ------  -------- ------------
 U.S. GOVERNMENT &
  AGENCY OBLIGATIONS -- (continued)
 $ 1,432,310 U.S. Treasury Inflation Index
             Bond..............................    3.88%  04/15/29 $  1,528,543
   8,470,000 U.S. Treasury Bonds PO............   11.25   02/15/15    3,878,659
  16,960,000 U.S. Treasury Bonds PO............    8.75   05/15/17    6,748,079
                                                                   ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $54,913,376)................................     53,990,451
                                                                   ------------
   Shares
   ------
 SHORT-TERM INVESTMENTS -- 5.07%
   2,726,706 Dreyfus Government Cash Management Fund............      2,726,706
   2,708,836 Fidelity U.S. Treasury II Fund.....................      2,708,836
                                                                   ------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost $5,435,542)..................................      5,435,542
                                                                   ------------

TOTAL INVESTMENTS
 (Cost
 $106,501,553)...... 100.96% $108,219,576
OTHER ASSETS AND
 LIABILITIES (NET)..  (0.96)   (1,026,989)
                     ------  ------------
NET ASSETS.......... 100.00% $107,192,587
                     ======  ============

--------
+ 144A Security--Certain conditions for public sale may exist.
PO--Principal Only

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Total Return Bond Fund

  Principal                                          Coupon Maturity
   Amount                                             Rate    Date      Value
  ---------                                          ------ -------- -----------
 ASSET BACKED SECURITIES -- 27.13%
 $ 6,580,000 +AESOP Funding II, Series 97-1, Class
             A2...................................    6.40% 10/20/03 $ 6,701,006
   4,225,000 Asset Securitization Corp., Series
             97-D4, Class A4......................    7.01   4/14/29   4,479,286
   9,185,000 Capital Auto Receivables Asset Trust,
             Series 99-1, Class A3 Series 99-1,
             Class A3.............................    5.68   8/15/04   9,273,776
   7,790,000 Commercial Mortgage Asset Trust,
             Series 99-C1, Class A3 Series 99-C1,
             Class A3.............................    6.64   9/17/10   7,987,155
   5,632,018 +DLJ Commercial Mortgage Corp.,
             Series 00-CF1, Class A1A.............    7.45   8/10/09   5,970,367
   5,210,000 Household Finance Corp...............    5.88   9/25/04   5,197,548
       4,621 LB Commercial Conduit Mortgage Trust,
             Series 99-C1, Class A1...............    6.41   8/15/07       4,734
   5,380,000 MBNA Master Credit Card Trust, Series
             99-J, Class A........................    7.00   2/15/12   5,758,288
   4,635,000 Morgan Stanley Capital I, Series 99-
             CAM1, Class A3.......................    6.92  11/15/08   4,832,956
   3,330,675 Morgan Stanley Dean Witter Capital I,
             Series 00-LIFE, Class A1.............    7.42  11/15/08   3,530,447
   4,450,000 Mortgage Capital Funding, Inc.,
             Series 98-MC1, Class C...............    6.95   1/18/08   4,571,185

  Principal                                        Coupon Maturity
   Amount                                           Rate    Date      Value
  ---------                                        ------ -------- ------------
 ASSET BACKED SECURITIES -- (continued)
 $ 8,130,000 Nationslink Funding Corp., Series
             99-2, Class B......................    7.53% 11/20/08 $  8,744,303
   3,384,279 Nomura Asset Securities Corp.,
             Series 98-D6,
             Class A1A..........................    6.28   3/17/28    3,456,121
   3,525,000 Peco Energy Transition
             Trust, Series 99-A, Class A4.......    5.80    3/1/07    3,582,316
   3,755,488 PNC Mortgage Acceptance Corp.,
             Series 00-C1, Class A1.............    7.52   6/15/08    3,991,555
   4,330,000 Salomon Brothers Mortgage
             Securities VII, Series 00-C1, Class
             A2.................................    7.52  12/18/09    4,638,593
                                                                   ------------
             TOTAL ASSET BACKED SECURITIES (Cost $91,823,470)....    82,719,636
                                                                   ------------
 CORPORATE BONDS -- 38.71%
   6,330,000 Bank of America Corp. .............    7.40   1/15/11    6,659,059
   5,250,000 Bank One Corp. ....................    7.88    8/1/10    5,687,162
   3,840,000 British Telecommunications plc.....    8.13  12/15/10    4,005,224
   5,810,000 Citigroup Inc......................    7.25   10/1/10    6,114,142
   6,835,000 Continental Cablevision, Inc.......    8.63   8/15/03    7,284,914
   5,180,000 Daimler
             Chrysler...........................    7.75   1/18/11    5,320,823
   5,370,000 Duke Capital Corp. ................    7.25   10/1/04    5,626,009
   9,000,000 Ford Motor Credit Co...............    5.75   2/23/04    8,989,551

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

Total Return Bond Fund -- (continued)

  Principal                                         Coupon Maturity
   Amount                                            Rate    Date      Value
  ---------                                         ------ -------- ------------
 CORPORATE BONDS -- (continued)
 $ 4,402,000 Ford Motor Credit Co. ..............    5.80%  1/12/09  $ 4,153,190
   5,380,000 +France Telecom S.A. ...............    7.20    3/1/06    5,468,060
   7,965,000 General Motors Acceptance Corp. ....    6.75   1/15/06    8,121,990
   3,635,000 J.P. Morgan Chase & Co. ............    7.50    2/1/03    3,778,266
   4,060,000 J.P. Morgan Chase & Co. ............    6.75    2/1/11    4,137,124
   4,900,000 KeySpan Corp. ......................    7.25  11/15/05    5,201,379
   4,760,000 Lehman Brothers Holdings Corp. .....    6.63    4/1/04    4,871,075
   7,035,000 Mercantile Safe Deposit & Trust.....    6.10   5/17/04    6,752,193
   7,020,000 Morgan Stanley Dean Witter & Co. ...    7.75   6/15/05    7,519,782
   6,000,000 PHH Corp. ..........................    8.13    2/3/03    6,107,112
   5,750,000 Viacom, Inc. .......................    7.70   7/30/10    6,263,550
   6,000,000 +WCG Note Trust.....................    8.25   3/15/04    5,970,720
                                                                    ------------
             TOTAL CORPORATE BONDS
             (Cost $96,356,071)...................................   118,031,325
                                                                    ------------
 U.S. GOVERNMENT &
  AGENCY OBLIGATIONS -- 28.09%
   9,690,000 California Infrastructure...........    6.48  12/26/09    9,977,696
   4,000,000 Fannie Mae..........................    6.63   9/15/09    4,239,772
             Government National
             Mortgage Association
      21,831 Pool #356873........................    6.50   5/15/23       21,842
   2,502,057 Pool #80185.........................    7.00   4/20/28    2,541,734
   1,478,601 Pool #80205.........................    7.00   6/20/28    1,502,048
   3,179,933 Pool #80311.........................    5.50   8/20/29    3,224,177
   1,132,554 Pool #479087........................    8.00   1/15/30    1,169,551
   8,825,888 Pool #479088........................    8.00   1/15/30    9,114,203
  15,820,000 U.S. Treasury Bonds.................    7.25   5/15/16   18,657,286

  Principal                                    Coupon Maturity
   Amount                                       Rate    Date      Value
  ---------                                    ------ -------- ------------
 U.S. GOVERNMENT &
  AGENCY OBLIGATIONS -- (continued)
 $68,910,000 U.S. Treasury Bonds PO.........    8.75% 5/15/17  $ 27,375,118
   7,317,311 U.S. Treasury Inflation Index
             Bond...........................    3.88  4/15/29     7,808,939
                                                               ------------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (Cost $88,627,424).............................    85,632,366
                                                               ------------
   Shares
   ------
 SHORT-TERM INVESTMENTS -- 5.66%
 8,628,635   Dreyfus Government Cash Management Fund.........     8,628,635
 8,628,645   Fidelity U.S. Treasury II Fund..................     8,628,645
                                                               ------------
             TOTAL SHORT-TERM INVESTMENTS
              (Cost $17,257,280).............................    17,257,280
                                                               ------------

TOTAL INVESTMENTS
 (Cost
 $294,064,245)......  99.59% $303,640,607
OTHER ASSETS AND
 LIABILITIES (NET)..   0.41     1,241,836
                     ------  ------------
NET ASSETS.......... 100.00% $304,882,443
                     ======  ============

--------
+ 144A Security--certain conditions for public sale may exist.
PO--Principal Only

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

International Equity Fund

  Shares                                                                Value
 ---------                                                           -----------
 COMMON STOCKS -- 89.76%
           AUSTRALIA -- 1.23%
 1,359,800 +ERG Ltd. .............................................   $   909,108
                                                                     -----------
           BRAZIL -- 1.18%
    66,400 Banco Bradesco S.A., ADR...............................       358,520
    21,700 Petroleo Brasileiro S.A., ADR..........................       516,460
                                                                     -----------
                                                                         874,980
                                                                     -----------
           CANADA -- 2.59%
    86,167 Bombardier, Inc., Class B..............................     1,191,148
    17,300 +JDS Uniphase Corp.....................................       318,969
    29,394 Nortel Networks Corp...................................       414,536
                                                                     -----------
                                                                       1,924,653
                                                                     -----------
           CHILE -- 0.79%
    14,000 Vina Concha Y Toro S.A., ADR...........................       583,100
                                                                     -----------
           DENMARK -- 0.76%
    13,340 +Vestas Wind Systems A.S. .............................       566,214
                                                                     -----------
           EGYPT -- 0.37%
    19,200 +Egyptian Company for Mobile Services (Mobinil)........       274,692
                                                                     -----------
           FINLAND -- 1.80%
    51,300 +Hartwall Oyj..........................................       744,367
    20,400 Nokia Oyj..............................................       488,140
    14,500 Sonera Oyj.............................................       104,561
                                                                     -----------
                                                                       1,337,068
                                                                     -----------
           FRANCE -- 14.79%
    53,800 Alstom.................................................     1,473,759
    15,820 Axa....................................................     1,751,533
    30,775 Carrefour S.A..........................................     1,672,525
    11,950 Dassault Systemes S.A..................................       514,932
    89,400 +Gemplus International S.A. ...........................       470,923
    19,330 +L'Oreal S.A...........................................     1,307,206
    14,992 Total Fina EIf S.A., Class B...........................     2,023,737
    29,200 +Vivendi...............................................     1,767,962
                                                                     -----------
                                                                      10,982,577
                                                                     -----------
           GERMANY -- 8.10%
    13,400 Adidas-Salomon AG......................................       724,713
     8,960 Allianz AG.............................................     2,604,147
    22,400 Bayerische Hypo-und Vereinsbank AG.....................     1,211,460

  Shares                                                                Value
 ---------                                                           -----------
 COMMON STOCKS -- (continued)
           GERMANY -- (continued)
     7,500 +Consors Discount Broker AG............................   $   160,271
     6,010 SAP AG.................................................       684,432
     6,080 Siemens AG.............................................       625,569
                                                                     -----------
                                                                       6,010,592
                                                                     -----------
           HONG KONG -- 3.35%
    33,745 +China Mobile (Hong Kong) Ltd., ADR....................       742,727
    41,850 Huaneng Power International, Inc., ADR.................       889,731
   547,000 +Li & Fung Ltd. .......................................       852,080
                                                                     -----------
                                                                       2,484,538
                                                                     -----------
           ITALY -- 2.01%
   229,600 ENI S.p.A..............................................     1,494,134
                                                                     -----------
           JAPAN -- 12.42%
    21,600 Benesse Corp. .........................................       782,983
     9,800 Don Quijote Co., Ltd...................................       653,489
    55,000 Kao Corp...............................................     1,384,640
     5,500 Kyocera Corp. .........................................       499,084
    14,700 Nintendo Co., Ltd. ....................................     2,401,983
       123 Nippon Telegraph & Telephone Corp. ....................       783,939
        29 NTT DoCoMo, Inc. ......................................       503,665
    31,200 Sony Corp. ............................................     2,212,237
                                                                     -----------
                                                                       9,222,020
                                                                     -----------
           NETHERLANDS -- 1.89%
    22,000 Nutreco Holding N.V. ..................................       918,972
    19,220 Wolters Kluwer N.V. ...................................       481,540
                                                                     -----------
                                                                       1,400,512
                                                                     -----------
           PORTUGAL -- 2.62%
   429,350 Banco Comercial Portugues S.A. ........................     1,948,262
                                                                     -----------
           RUSSIA -- 0.75%
    14,900 Lukoil Co., ADR........................................       554,280
                                                                     -----------
           SINGAPORE -- 4.00%
   270,332 Datacraft Asia Ltd. ...................................     1,313,813
   107,000 Sembcorp Logistics Ltd. ...............................       432,982
   173,200 United Overseas Bank Ltd. .............................     1,219,313
                                                                     -----------
                                                                       2,966,108
                                                                     -----------

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

International Equity Fund -- (continued)

  Shares                                                                Value
 ---------                                                           -----------
 COMMON STOCKS -- (continued)
           SOUTH KOREA -- 1.45%
    29,490 +Korea Zinc Co. .......................................   $   454,545
     3,960 Samsung Electronics....................................       619,308
                                                                     -----------
                                                                       1,073,853
                                                                     -----------
           SPAIN -- 3.97%
   112,880 Banco Bilbao Vizcaya Argentaria S.A. ..................     1,533,669
    88,500 Telefonica S.A. .......................................     1,416,448
                                                                     -----------
                                                                       2,950,117
                                                                     -----------
           SWEDEN -- 0.91%
   124,735 Telefonaktiebolaget LM Ericsson, Class B...............       678,953
                                                                     -----------
           SWITZERLAND -- 7.56%
     5,800 +EMTS Technologie AG...................................       320,922
       116 Lindt & Spruengli AG...................................       635,827
       819 Novartis AG (Registered)...............................     1,278,773
       229 Roche Holding AG.......................................     1,649,856
     5,265 Zurich Financial Services AG...........................     1,729,712
                                                                     -----------
                                                                       5,615,090
                                                                     -----------
           THAILAND -- 0.80%
    91,900 BEC World Public Co., Ltd. (Foreign)...................       490,243
    80,500 Dhipaya Insurance Public Co., Ltd. ....................       104,673
                                                                     -----------
                                                                         594,916
                                                                     -----------
           UNITED KINGDOM -- 16.42%
   265,000 BAE Systems plc........................................     1,180,836
    95,555 +Baltimore Technologies plc............................       121,025
   106,500 +GlaxoSmithKline plc...................................     2,782,388
   734,387 Invensys...............................................     1,396,510
    27,114 Pearson plc............................................       473,274
   371,600 Serco Group plc........................................     2,452,127
   264,831 Shell Transport & Trading Co., plc.....................     2,044,476
   636,033 Vodafone AirTouch plc, ADR.............................     1,742,012
                                                                     -----------
                                                                      12,192,648
                                                                     -----------
           TOTAL COMMON STOCKS
            (Cost $76,939,693)....................................    66,638,415
                                                                     -----------

 Principal
   Amount                                                              Value
 ---------                                                          -----------
 REPURCHASE AGREEMENT -- 10.46%
 $7,762,000 #Chase Securities, Inc., Repurchase Agreement, 4.90%,
            dated 3/30/01, due 4/02/01, to be repurchased at
            $7,765,169
            (Cost $7,762,000)....................................   $ 7,762,000
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $84,701,693)........................................ 100.22% $74,400,415
OTHER ASSETS AND LIABILITIES (NET).........................  (0.22)    (160,734)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $74,239,681
                                                            ======  ===========

--------
+ Non-income producing security
ADR--American Depositary Receipt
# The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments.

 At March 31, 2001, sector diversification of the Fund's investment portfolio was as follows:

                                                              % of
                                                              Net      Market
Sector Diversification  (Unaudited)                          Assets     Value
-----------------------------------                          ------  -----------
Financials..................................................  17.00% $12,621,559
Consumer Discretionary......................................  13.50   10,020,354
Consumer Staples............................................  12.29    9,124,513
Technology..................................................  11.41    8,466,920
Repurchase Agreement........................................  10.46    7,762,000
Energy......................................................  10.13    7,522,817
Industrials.................................................   8.46    6,284,662
Information Technology......................................   4.47    3,320,287
Telecommunication Services..................................   3.64    2,704,809
Capital Goods...............................................   2.66    1,972,843
Health Care.................................................   2.22    1,649,856
Raw/Intermediate Materials..................................   1.20      887,136
Consumer Cyclicals..........................................   1.14      845,738
Utilities...................................................   1.06      783,939
Transportation..............................................   0.58      432,982
                                                             ------  -----------
 Total Investments.......................................... 100.22% $74,400,415
Other Assets and Liabilities (Net)..........................  (0.22)    (160,734)
                                                             ------  -----------
 Net Assets................................................. 100.00% $74,239,681
                                                             ======  ===========

                      See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

High Yield Fund

 Principal                                     Coupon  Maturity
   Amount                                       Rate     Date      Value
 ---------                                     ------  -------- -----------
 CORPORATE BONDS -- 95.39%
 $  500,000 +Alliance Atlantis
            Communications, Inc., Sub Notes.   13.00%  12/15/09 $   535,625
  1,000,000 +American Cellular Corp.........    9.50   10/15/09     965,000
  3,000,000 +AT&T Canada, Inc...............    7.65   09/15/06   2,989,440
  2,000,000 +AT&T Wireless, Senior Notes....    7.88   03/01/11   2,016,642
  2,000,000 +Century Aluminum Co............   11.75   04/15/08   1,976,440
  1,000,000 +Charter Communication Holdings.   11.13   01/15/11   1,067,500
  3,000,000 +CSK Holdings, Inc..............    7.63   04/01/11   2,938,410
  3,000,000 DaimlerChrysler Holdings........    7.75   01/18/11   3,076,302
  2,000,000 Denbury Management, Inc.........    9.00   03/01/08   1,910,000
  2,000,000 Di Giorgio Corp.................   10.00   06/15/07   1,845,000
  1,000,000 +France Telecom S.A.............    7.75   03/01/11   1,008,199
  2,000,000 FrontierVision Holdings L.P.,
            Senior Discount Notes, Series B,
            Step Bond.......................    0.00   09/15/07   2,005,000
  1,000,000 FrontierVision Holdings L.P.,
            Senior Discount Notes, Step
            Bond............................    0.00   09/15/07   1,002,500
 $2,000,000 Gaylord Container Corp., Senior
            Notes, Series B.................    9.75%  06/15/07 $ 1,350,000
  3,000,000 Global Crossing Ltd.............    6.00   10/15/03   2,841,885
  1,000,000 Golden NorthWest Aluminum, Inc..   12.00   12/15/06     850,000
  2,000,000 +Hercules, Inc..................   11.13   11/15/07   2,020,000
  1,130,000 Kaiser Aluminum & Chemical
            Corp., Senior Notes, Series B...   10.88   10/15/06   1,039,600
  2,605,000 Kaiser Aluminum & Chemical
            Corp............................   10.88   10/15/06   2,396,600
  1,000,000 K-Mart Corp.....................    9.38   02/01/06   1,007,858
  3,000,000 Level 3 Communications, Inc.....   11.00   03/15/08   2,347,500
  2,200,000 Lodgian Financing Corp..........   12.25   07/15/09   1,870,000
  3,000,000 Lucent Technologies, Inc........    6.45   03/15/29   1,908,165
  2,000,000 Madison River Telephone Co......   13.25   03/01/10   1,440,000
    250,000 +Manor Care, Inc................    8.00   03/01/08     254,375
  1,000,000 Metallurg, Inc., Series B.......   11.00   12/01/07     882,500
  1,000,000 Metromedia Fiber Network, Inc...   10.00   12/15/09     830,000

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Schedule of Investments
March 31, 2001

High Yield Fund -- (continued)

 Principal                                    Coupon  Maturity
   Amount                                      Rate     Date      Value
 ---------                                    ------  -------- -----------
 CORPORATE BONDS -- (continued)
 $3,000,000 Murrin Murrin Holdings
            Property, Ltd., Senior Notes...    9.38%  08/31/07 $ 2,310,000
  3,000,000 +Nextel Communications, Inc....    9.50   02/01/11   2,550,000
  1,300,000 NTL, Inc., Senior Notes, Series
            B..............................   10.00   02/15/07   1,144,000
    250,000 +Ormet Corp....................   11.00   08/15/08     203,125
  3,025,000 Owens-Illinois, Inc............    7.15   05/15/05   2,420,000
  1,500,000 PHH Corp., MTN.................    8.13   02/03/03   1,526,778
  1,250,000 +PSEG Energy Holdings, Inc.,
            Senior Notes...................    8.63   02/15/08   1,247,901
  3,300,000 Radnor Holdings, Inc., Senior
            Notes, Series B................   10.00   12/01/03   2,805,000
  2,000,000 Serling Chemicals, Inc., Series
            B..............................   12.38   07/15/06   1,860,000
  3,000,000 Service Corp. International....    6.00   12/15/05   2,100,000
  2,000,000 Sovereign Bancorp, Inc.........    8.63   03/15/04   2,020,758
  1,500,000 Spectrasite Holdings, Inc.,
            Series B.......................   10.75   03/15/10   1,237,500
    700,000 Stena AB.......................   10.50   12/15/05     682,500
    500,000 Stone Container Corp...........    9.75   02/01/11     510,000
    500,000 +Stone Container Financial.....   11.50   08/15/06     520,000
  1,000,000 Telewest Communications plc....   11.00   10/01/07     980,000
 $1,000,000 Teligent, Inc., Series B, Step
            Bond...........................    0.00%  03/01/08 $    10,000
  1,500,000 +Tembec Industries, Inc........    8.50   02/01/11   1,537,500
  2,750,000 +Williams Communication Group,
            Inc............................   10.88   10/01/09   2,007,500
                                                               -----------
            TOTAL CORPORATE BONDS
             (Cost $72,802,998).............................    72,047,103
                                                               -----------

U.S. GOVERNMENT &
 AGENCY OBLIGATIONS -- 8.47%
6,400,000  Federal
           Home
           Loan Bank
           (Cost $6,399,111). 5.13% 04/02/01   6,399,111
                                             -----------
TOTAL INVESTMENTS
 (Cost $79,202,109)..............   103.86%  $78,446,214
OTHER ASSETS AND
 LIABILITIES (NET)...............    (3.86)   (2,913,850)
                                    ------   -----------
NET ASSETS.......................   100.00%  $75,532,364
                                    ======   ===========

--------
+ 144A Security--Certain conditions for public sale may exist.
MTN--Medium Term Note
Step Bond--Coupon rate increases in increments to maturity. Rate disclosed is as of March 31, 2001. Maturity date disclosed is the ultimate maturity.

                      See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities
March 31, 2001

                                              Equity       Value      Optimum
                                               Fund     Equity Fund Growth Fund
                                           ------------ ----------- -----------
  Assets:
   Investments, at cost -- see
    accompanying
    Schedule of Investments..............  $119,942,153 $37,567,529 $48,919,467
                                           ============ =========== ===========
   Investments, in securities, at value
    (Note 1a)............................  $122,646,643 $42,668,272 $56,125,261
   Cash..................................           930          --         390
   Dividends receivable..................        76,906       5,220      34,188
   Interest receivable...................         2,241       2,227       6,203
   Receivable for fund shares sold.......           542     387,944      49,002
   Receivable for investment securities
    sold.................................            --   1,217,329   1,569,738
   Other assets..........................         3,203         781       1,619
                                           ------------ ----------- -----------
   Total assets..........................   122,730,465  44,281,773  57,786,401
  Liabilities:
   Payable for fund shares redeemed......         8,993          --       5,818
   Payable for investments purchased.....            --     878,032   2,353,987
   Investment advisory fees payable (Note
    2a)..................................       104,650       4,444         817
   Administration fees payable (Note 2b).        18,025      12,281      19,902
   Trustees' fees and expenses payable
    (Note 2f)............................         2,687          --         870
   Due to custodian bank.................            --       3,040          --
   Accrued expenses and other
    liabilities..........................        23,033      20,076     162,713
                                           ------------ ----------- -----------
   Total liabilities.....................       157,388     917,873   2,544,107
                                           ------------ ----------- -----------
  Net Assets.............................  $122,573,077 $43,363,900 $55,242,294
                                           ============ =========== ===========
  Net Assets Consist of:
   Par value.............................  $        140 $        36 $        42
   Paid-in capital in excess of par
    value................................   114,516,707  36,472,635  50,692,463
   Undistributed net investment income...        62,526      19,749          --
   Accumulated net realized gain (loss)
    on investments.......................     5,289,214   1,770,807  (2,656,005)
   Unrealized appreciation of
    investments..........................     2,704,490   5,100,673   7,205,794
                                           ------------ ----------- -----------
  Net Assets.............................  $122,573,077 $43,363,900 $55,242,294
                                           ============ =========== ===========
  Net Assets:
   Institutional Shares..................  $122,573,077 $40,993,106 $41,993,671
   Shares................................            --   2,370,794  13,248,623
  Shares outstanding (Unlimited number of
   $0.00001 par value shares authorized
   for each Fund):
   Institutional Shares..................    14,020,794   3,424,784   3,202,019
   Shares................................            --     197,806   1,024,090
  Net Asset Value Per Share (net assets /
   shares outstanding):
   Institutional Shares..................  $       8.74 $     11.97 $     13.11
                                           ============ =========== ===========
   Shares................................            -- $     11.99 $     12.94
                                           ============ =========== ===========

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Assets and Liabilities -- (continued)
March 31, 2001


                                          Total Return  International     High
                               Income         Bond         Equity         Yield
                                Fund          Fund          Fund          Fund
                            ------------  ------------  -------------  -----------
  Assets:
   Investments, at cost --
     see accompanying
    Schedule of
    Investments...........  $106,501,553  $294,064,245  $ 84,701,693   $79,202,109
                            ============  ============  ============   ===========
   Investments, in
    securities, at value
    (Note 1a).............  $108,219,576  $303,640,607  $ 74,400,415   $78,446,214
   Foreign currency at
    value (Cost $8,401)...            --            --         8,252            --
   Cash...................            --            --        93,747        89,006
   Dividends receivable...            --            --       112,123            --
   Interest receivable....       733,263     2,983,265        11,352     1,596,693
   Receivable for
    investment securities
    sold..................     2,054,283            --       163,675     6,045,937
   Receivable for fund
    shares sold...........           259         5,435            --       103,961
   Foreign withholding tax
    receivable............            --            --        37,075            --
   Deferred organization
    expenses (note 1f)....            --            --           399            --
   Other assets...........         1,214         2,911            --            --
                            ------------  ------------  ------------   -----------
   Total assets...........   111,008,595   306,632,218    74,827,038    86,281,811
  Liabilities:
   Payable for investments
    purchased.............     1,493,427            --       475,294    10,165,754
   Payable for fund shares
    redeemed..............            --        41,873           866         1,492
   Dividends payable......       559,526     1,553,472            --       512,408
   Investment advisory
    fees payable (Note
    2a)...................        29,722        71,272        30,468        16,698
   Administration fees
    payable (Note 2b).....        15,142        43,894        43,200         4,291
   Trustees' fees and
    expenses payable (Note
    2f)...................         1,749         4,848           859         1,585
   Due to custodian bank..     1,702,649            --            --            --
   Accrued expenses and
    other liabilities.....        13,793        34,416        36,670        47,219
                            ------------  ------------  ------------   -----------
   Total liabilities......     3,816,008     1,749,775       587,357    10,749,447
                            ------------  ------------  ------------   -----------
  Net Assets..............  $107,192,587  $304,882,443  $ 74,239,681   $75,532,364
                            ============  ============  ============   ===========
  Net Assets Consist of:
   Par value..............  $        153  $        409  $        107   $       104
   Paid-in capital in
    excess of par value...   105,882,917   301,037,879    82,470,818    75,269,137
   Undistributed
    (distributions in
    excess of) net
    investment income.....       (24,813)       59,992       166,222            --
   Accumulated net
    realized gain (loss)
    on investments........      (383,693)   (5,792,199)    1,912,521     1,019,018
   Unrealized appreciation
    (depreciation) of
    investments and
    foreign currency
    translations..........     1,718,023     9,576,362   (10,309,987)     (755,895)
                            ------------  ------------  ------------   -----------
  Net Assets..............  $107,192,587  $304,882,443  $ 74,239,681   $75,532,364
                            ============  ============  ============   ===========
  Net Assets:
   Institutional Shares...  $107,192,587  $304,882,443  $ 74,239,681   $17,861,873
   Shares.................            --            --            --    57,670,491
  Shares outstanding
   (Unlimited number of
   $0.00001 par value
   shares authorized for
   each Fund):
   Institutional Shares...    15,283,471    40,871,157    10,717,795     2,459,803
   Shares.................            --            --            --     7,941,697
  Net Asset Value Per
   Share (net assets /
   shares outstanding):
   Institutional Shares...  $       7.01  $       7.46  $       6.93   $      7.26
                            ============  ============  ============   ===========
   Shares.................            --            --            --   $      7.26
                            ============  ============  ============   ===========

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Operations
For the Year Ended March 31, 2001


                                                    Value                                 Total Return  International     High
                                      Equity        Equity       Optimum                      Bond         Equity        Yield
                                       Fund          Fund      Growth Fund   Income Fund      Fund          Fund          Fund*
                                   ------------  ------------  ------------  -----------  ------------  -------------  ----------
Investment Income:
 Dividend income.............      $  1,299,635  $  1,330,379  $    287,496  $        --  $        --   $    855,955   $       --
 Interest income.............           179,737        46,637       184,833    7,104,201   18,973,031        254,798    1,507,654
 Less: Foreign taxes
  withheld...................                --            --            --           --           --        (85,380)          --
                                   ------------  ------------  ------------  -----------  -----------   ------------   ----------
 Total Income................         1,479,372     1,377,016       472,329    7,104,201   18,973,031      1,025,373    1,507,654
Expenses (Note 1g):
 Investment advisory fees
  (Note 2a)..................         1,117,617       294,092       592,128      660,599    1,821,495        942,594      115,228
 Administration fees (Note
  2b)........................           261,350        68,774       138,467      154,478      425,949        188,519       16,979
 Custodian fees..............            59,758        16,503        26,810       26,353       72,828        141,389        6,797
 Registration and filing
  fees.......................            15,565        27,516        25,097       13,040       35,446         16,039        3,604
 Prospectus and shareholder
  reports....................            12,766         3,819        10,684        6,196       15,886          9,545       21,195
 Trustees' fees and expenses
  (Note 2f)..................            12,582         2,619         6,448        7,297       19,753          7,005        1,709
 Shareholder servicing agent fees.        8,024        13,132        27,621        9,869        9,489         14,502       25,638
 Insurance expense...........             2,275           621           807          945        3,405          1,602           --
 Legal and audit fees........             1,647         4,597         3,883        4,570        9,899          4,381        1,792
 Administrative servicing
  fees (Note 2d).............                --            --        24,827           --           --              9            4
 Amortization of organization
  expense (Note 1f)..........                --           244           244           --           --          1,204           --
 Distribution fees -- Shares
  (Note 2e)..................                --         1,653        50,204           --           --             --           --
 Miscellaneous...............             9,166         2,383         4,691        4,866       11,832          2,238       16,300
                                   ------------  ------------  ------------  -----------  -----------   ------------   ----------
 Total Expenses..............         1,500,750       435,953       911,911      888,213    2,425,982      1,329,027      209,246
 Less: Waiver of fees
  (Note 2c)..................          (297,728)      (75,250)     (134,131)    (379,891)  (1,024,950)      (490,571)     (68,502)
                                   ------------  ------------  ------------  -----------  -----------   ------------   ----------
 Net Expenses................         1,203,022       360,703       777,780      508,322    1,401,032        838,456      140,744
                                   ------------  ------------  ------------  -----------  -----------   ------------   ----------
Net Investment Income (Loss).           276,350     1,016,313      (305,451)   6,595,879   17,571,999        186,917    1,366,910
                                   ------------  ------------  ------------  -----------  -----------   ------------   ----------
Realized and Unrealized Gain
 (Loss) (Note 1):
 Net realized gain on
  investments................        27,086,810    18,900,997     5,758,275    2,228,894    2,102,535     13,948,156    1,019,018
 Net realized gain on foreign
  currency transactions......                --            --            --           --           --          1,623           --
 Change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency translations
  during the year............       (81,535,607)  (21,861,799)  (54,320,294)   3,087,294   15,462,908    (55,729,500)    (755,895)
                                   ------------  ------------  ------------  -----------  -----------   ------------   ----------
Net Realized and Unrealized
 Gain (Loss).................       (54,448,797)   (2,960,802)  (48,562,019)   5,316,188   17,565,443    (41,779,721)     263,123
                                   ------------  ------------  ------------  -----------  -----------   ------------   ----------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations..................      $(54,172,447) $ (1,944,489) $(48,867,470) $11,912,067  $35,137,442   $(41,592,804)  $1,630,033
                                   ============  ============  ============  ===========  ===========   ============   ==========

 * High Yield Fund commenced operations on October 31, 2000.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets

                                      Equity Fund             Value Equity Fund          Optimum Growth Fund
                               --------------------------  -------------------------  --------------------------
                                Year Ended    Year Ended    Year Ended   Year Ended    Year Ended    Year Ended
                                March 31,     March 31,     March 31,     March 31,    March 31,     March 31,
                                   2001          2000          2001         2000          2001          2000
                               ------------  ------------  ------------  -----------  ------------  ------------
  Operations:
   Net investment income
    (loss)...................  $    276,350  $    254,932  $  1,016,313  $   147,525  $   (305,451) $   (229,016)
   Net realized gain on
    investments..............    27,086,810    28,551,531    18,900,997    1,293,913     5,758,275    22,425,776
   Net realized loss on
    foreign currency
    transactions.............            --            --            --       (2,680)           --            --
   Change in unrealized
    appreciation/depreciation
    of investments and
    foreign currency
    translations during the
    year.....................   (81,535,607)   17,315,322   (21,861,799)  15,693,776   (54,320,294)    3,177,959
                               ------------  ------------  ------------  -----------  ------------  ------------
    Net increase(decrease)
     in net assets resulting
     from operations.........   (54,172,447)   46,121,785    (1,944,489)  17,132,534   (48,867,470)   25,374,719
  Distributions to
   Shareholders:
   From net investment income
   Institutional Shares......      (213,824)     (400,099)     (990,315)    (231,511)           --            --
   Shares....................            --            --        (6,855)        (342)          (37)           --
   From net realized gains
   Institutional Shares......   (44,444,856)  (14,504,061)  (17,700,442)    (885,998)  (13,038,399)  (11,457,427)
   Shares....................            --            --      (314,502)      (1,336)   (3,877,457)   (2,801,624)
   In excess of net realized
    gains
   Institutional Shares......            --            --            --           --    (1,931,245)           --
   Shares....................            --            --            --           --      (574,067)           --
                               ------------  ------------  ------------  -----------  ------------  ------------
    Total distributions to
     shareholders............   (44,658,680)  (14,904,160)  (19,012,114)  (1,119,187)  (19,421,205)  (14,259,051)
                               ------------  ------------  ------------  -----------  ------------  ------------
  Transactions in Shares of
   Beneficial Interest:
   Net proceeds from shares
    sold
   Institutional Shares......    57,762,513    42,522,262    15,972,741    5,023,385    23,296,172    18,585,551
   Shares....................            --            --     2,355,993      298,897    10,281,236    12,791,975
   Reinvestment of dividends
   Institutional Shares......         2,778            18         4,939           40     3,660,214     1,726,809
   Shares....................            --            --       311,343        1,355     2,698,375     1,662,560
   Cost of shares redeemed
   Institutional Shares......   (47,962,135)  (42,248,475)   (8,404,642)  (6,315,104)  (17,986,329)  (31,622,549)
   Shares....................            --            --      (234,118)    (138,817)   (6,274,198)   (6,863,369)
                               ------------  ------------  ------------  -----------  ------------  ------------
    Net increase (decrease)
     in net assets from
     assets from beneficial
     interest transactions...     9,803,156       273,805    10,006,256   (1,130,244)   15,675,470    (3,719,023)
                               ------------  ------------  ------------  -----------  ------------  ------------
    Total Increase
     (Decrease) in Net
     Assets..................   (89,027,971)   31,491,430   (10,950,347)  14,883,103   (52,613,205)    7,396,645
  Net Assets:
   Beginning of Year.........   211,601,048   180,109,618    54,314,247   39,431,144   107,855,499   100,458,854
                               ------------  ------------  ------------  -----------  ------------  ------------
   End of Year(a)............  $122,573,077  $211,601,048  $ 43,363,900  $54,314,247  $ 55,242,294  $107,855,499
                               ============  ============  ============  ===========  ============  ============
  Capital Share Transactions:
   Shares sold
   Institutional Shares......     4,934,587     2,697,190     1,355,482      299,695     1,110,345       663,763
   Shares....................            --            --       168,305       15,650       457,035       454,057
   Shares issued for dividend
    reinvestment
   Institutional Shares......           255             1           439            1       192,846        61,937
   Shares....................            --            --        27,923           72       144,067        60,107
   Shares redeemed
   Institutional Shares......    (3,020,168)   (2,633,992)     (463,082)    (331,276)     (887,158)   (1,135,686)
   Shares....................            --            --       (14,188)      (8,071)     (295,619)     (248,560)
                               ------------  ------------  ------------  -----------  ------------  ------------
  Net Increase (Decrease) in
   Shares Outstanding........     1,914,674        63,199     1,074,879      (23,929)      721,516      (144,382)
                               ============  ============  ============  ===========  ============  ============
 --------
(a) Including undistributed
    net investment income....  $     62,526            --  $     19,749  $       688            --            --

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Statements of Changes in Net Assets -- (continued)

                                                                                     International Equity      High Yield
                                  Income Fund           Total Return Bond Fund               Fund                Fund*
                            -------------------------  --------------------------  -------------------------  ------------
                             Year Ended   Year Ended    Year Ended    Year Ended   Year Ended    Year Ended   Period Ended
                             March 31,     March 31,    March 31,     March 31,     March 31,    March 31,     March 31,
                                2001         2000          2001          2000         2001          2000          2001
                            ------------  -----------  ------------  ------------  -----------  ------------  ------------
  Operations:
  Net investment income...  $  6,595,879  $ 4,882,236  $ 17,571,999  $ 15,535,250  $   186,917  $    123,536  $ 1,366,910
  Net realized gain
   (loss) on investments..     2,228,894   (2,627,741)    2,102,535    (7,340,007)  13,948,156    13,177,380    1,019,018
  Net realized gain
   (loss) on foreign
   currency transactions..            --           --            --            --        1,623       (57,016)          --
  Change in unrealized
   appreciation/
   depreciation of
   investments during the
   year...................     3,087,294     (859,438)   15,462,908    (4,358,337) (55,729,500)   43,802,744     (755,895)
                            ------------  -----------  ------------  ------------  -----------  ------------  -----------
    Net increase
     (decrease) in net
     assets resulting from
     operations...........    11,912,067    1,395,057    35,137,442     3,836,906  (41,592,804)   57,046,644    1,630,033
  Distributions to
   Shareholders:
  From net investment
   income
   Institutional Shares...    (6,556,337)  (4,842,774)  (17,559,725)  (15,535,250)    (154,716)     (279,100)    (404,126)
   Shares.................            --           --            --            --           --            --     (962,784)
  In excess of net
   investment income
   Institutional Shares...       (24,906)     (39,449)           --            --           --            --           --
  From net realized gains
   Institutional Shares...            --           --            --            --  (21,263,788)     (479,188)          --
  In excess of net
   realized gains
   Institutional Shares...            --     (101,297)           --            --           --            --           --
                            ------------  -----------  ------------  ------------  -----------  ------------  -----------
    Total distributions to
     shareholders.........    (6,581,243)  (4,983,520)  (17,559,725)  (15,535,250) (21,418,504)     (758,288)  (1,366,910)
                            ------------  -----------  ------------  ------------  -----------  ------------  -----------
  Transactions in Shares
   of Beneficial Interest:
  Net proceeds from
   shares sold
   Institutional Shares...     5,357,999   40,035,715    67,731,369   100,164,255   33,482,613    46,730,406   18,250,149
   Shares.................            --           --            --            --           --            --   59,856,423
  Reinvestment of
   dividends
   Institutional Shares...        10,217           --       539,326       329,580       12,274            --        2,136
   Shares.................            --           --            --            --           --            --       84,198
  Cost of shares redeemed
   Institutional Shares...    (2,715,589)  (4,477,819)  (45,636,783)  (75,738,564) (20,303,856)  (57,760,703)    (561,080)
   Shares.................            --           --            --            --           --            --   (2,362,585)
                            ------------  -----------  ------------  ------------  -----------  ------------  -----------
    Net increase
     (decrease) in net
     assets from
     beneficial interest
     transactions.........     2,652,627   35,557,896    22,633,912    24,755,271   13,191,031   (11,030,297)  75,269,241
                            ------------  -----------  ------------  ------------  -----------  ------------  -----------
     Total Increase
      (Decrease) in Net
      Assets..............     7,983,451   31,969,433    40,211,629    13,056,927  (49,820,277)   45,258,059   75,532,364
  Net Assets:
  Beginning of Period.....    99,209,136   67,239,703   264,670,814   251,613,887  124,059,958    78,801,899           --
                            ------------  -----------  ------------  ------------  -----------  ------------  -----------
  End of Period(a)........  $107,192,587  $99,209,136  $304,882,443  $264,670,814  $74,239,681  $124,059,958  $75,532,364
                            ============  ===========  ============  ============  ===========  ============  ===========
  Capital Share
   Transactions:
  Shares sold
   Institutional Shares...       778,175    5,958,654     9,423,873    14,248,739    3,507,500     4,718,374    2,535,567
   Shares.................            --           --            --            --           --            --    8,249,273
  Shares issued for
   dividend reinvestment
   Institutional Shares...         1,458           --        75,115        46,936        1,253            --          294
   Shares.................            --           --            --            --           --            --       11,494
  Shares redeemed
   Institutional Shares...      (397,051)    (670,179)   (6,406,940)  (10,898,429)  (1,790,710)   (5,047,602)     (76,058)
   Shares.................            --           --            --            --           --            --     (319,070)
                            ------------  -----------  ------------  ------------  -----------  ------------  -----------
  Net Increase (Decrease)
   in Shares Outstanding..       382,582    5,288,475     3,092,048     3,397,246    1,718,043      (329,228)  10,401,500
                            ============  ===========  ============  ============  ===========  ============  ===========
 --------
  (a)Including
   undistributed
   (distributions in
   excess of) net
   investment income......  $    (24,813) $   (39,449) $     59,992  $     47,718  $   166,222  $     13,119           --

 * High Yield Fund commenced operations on October 31, 2000.

                       See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights


 Selected data for a share outstanding throughout each period are as follows:

                                          Equity Fund
                     -------------------------------------------------------
                                                                  Ten Months
                     Year Ended  Year Ended Year Ended Year Ended   Ended
                     March 31,   March 31,  March 31,  March 31,  March 31,
                        2001        2000       1999       1998     1997(1)
                     ----------  ---------- ---------- ---------- ----------
 Net Asset Value,
 Beginning of
 Period...........    $  17.48    $  14.96   $  12.69   $   9.65   $   8.93
                      --------    --------   --------   --------   --------
 Investment
 Operations:
 Net investment
 income...........        0.02        0.02       0.04       0.05       0.05
 Net realized and
 unrealized gain
 (loss) on
 investments......       (4.30)       3.73       2.47       4.67       0.86
                      --------    --------   --------   --------   --------
  Total From
  Investment
  Operations......       (4.28)       3.75       2.51       4.72       0.91
                      --------    --------   --------   --------   --------
 Distributions:
 From net
 investment
 income...........       (0.02)      (0.03)     (0.04)     (0.06)     (0.07)
 From net realized
 gains............       (4.44)      (1.20)     (0.20)     (1.62)     (0.12)
                      --------    --------   --------   --------   --------
  Total
  Distributions...       (4.46)      (1.23)     (0.24)     (1.68)     (0.19)
                      --------    --------   --------   --------   --------
 Net Asset Value,
 End of Period....    $   8.74    $  17.48   $  14.96   $  12.69   $   9.65
                      ========    ========   ========   ========   ========
 Total Return.....      (29.47)%     25.75%     20.13%     51.58%     10.22%(2)
                      ========    ========   ========   ========   ========
 Ratios and
 Supplemental
 Data:
 Ratios to Average
 Net Assets
 Net Expenses.....        0.70%       0.70%      0.70%      0.70%      0.70%(3)
 Gross Expenses
 (4)..............        0.88%       0.90%      0.90%      0.90%      0.92%(3)
 Net Investment
 Income...........        0.16%       0.13%      0.28%      0.46%      0.70%(3)
 Portfolio
 Turnover.........          30%         27%        37%        26%        32%(3)
 Net Assets at end
 of Period
 (000's omitted)..    $122,573    $211,601   $180,110   $138,328   $118,562
                                       Value Equity Fund
                     ---------------------------------------------------------
                                                                   June 1,
                     Year Ended  Year Ended Year Ended Year Ended 1996* to
                     March 31,   March 31,  March 31,  March 31,  March 31,
                        2001        2000       1999       1998      1997
                     ----------- ---------- ---------- ---------- ------------
 Net Asset Value,
 Beginning of
 Period...........    $ 21.32     $ 15.33    $ 16.12    $ 11.33    $ 10.00
                     ----------- ---------- ---------- ---------- ------------
 Investment
 Operations:
 Net investment
 income...........       0.40        0.06       0.13       0.11       0.08
 Net realized and
 unrealized gain
 (loss) on
 investments......      (1.27)       6.34       0.52       5.59       1.31
                     ----------- ---------- ---------- ---------- ------------
  Total From
  Investment
  Operations......      (0.87)       6.40       0.65       5.70       1.39
                     ----------- ---------- ---------- ---------- ------------
 Distributions:
 From net
 investment
 income...........      (0.40)      (0.09)     (0.12)     (0.11)     (0.06)
 From net realized
 gains............      (8.08)      (0.32)     (1.32)     (0.80)        --
                     ----------- ---------- ---------- ---------- ------------
  Total
  Distributions...      (8.48)      (0.41)     (1.44)     (0.91)     (0.06)
                     ----------- ---------- ---------- ---------- ------------
 Net Asset Value,
 End of Period....    $ 11.97     $ 21.32    $ 15.33    $ 16.12    $ 11.33
                     =========== ========== ========== ========== ============
 Total Return.....      (1.99)%     41.92%      4.80%     51.67%     13.91%(2)
                     =========== ========== ========== ========== ============
 Ratios and
 Supplemental
 Data:
 Ratios to Average
 Net Assets
 Net Expenses.....       0.80%       0.80%      0.70%      0.70%      0.70%(3)
 Gross Expenses
 (4)..............       0.96%       0.95%      0.97%      1.00%      1.12%(3)
 Net Investment
 Income...........       2.27%       0.31%      0.87%      0.81%      0.94%(3)
 Portfolio
 Turnover.........         95%         45%        55%        51%        64%(3)
 Net Assets at end
 of Period
 (000's omitted)..    $40,993     $53,978    $39,307    $34,766    $23,687

 -----
  *   Commencement of operations.
 (1)  The Fund changed its fiscal year end to March 31.
 (2)  Not annualized.
 (3)  Annualized.
 (4) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                      See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)


 Selected data for a share outstanding throughout each period are as follows:

                                      Optimum Growth Fund
                     -------------------------------------------------------
                                                                    June 1,
                     Year Ended  Year Ended  Year Ended Year Ended 1996* to
                     March 31,   March 31,   March 31,  March 31,  March 31,
                        2001        2000        1999       1998      1997
                     ----------  ----------  ---------- ---------- ---------
 Net Asset Value,
 Beginning of
 Period...........    $ 30.83     $ 27.55     $ 16.33    $ 10.19    $ 10.00
                      -------     -------     -------    -------    -------
 Investment
 Operations:
 Net investment
 income (loss)....      (0.06)      (0.05)         --       0.03       0.05
 Net realized and
 unrealized gain
 (loss) on
 investments......     (12.21)       7.21       11.22       6.15       0.17
                      -------     -------     -------    -------    -------
  Total From
  Investment
  Operations......     (12.27)       7.16       11.22       6.18       0.22
                      -------     -------     -------    -------    -------
 Distributions:
 From net
 investment
 income...........         --          --          --      (0.04)     (0.03)
 In excess of net
 investment
 income...........         --          --          --         --         --
 From net realized
 gains............      (4.57)      (3.88)         --         --         --
 In excess of net
 realized gains...      (0.88)         --          --         --         --
                      -------     -------     -------    -------    -------
  Total
  Distributions...      (5.45)      (3.88)         --      (0.04)     (0.03)
                      -------     -------     -------    -------    -------
 Net Asset Value,
 End of Period....    $ 13.11     $ 30.83     $ 27.55    $ 16.33    $ 10.19
                      =======     =======     =======    =======    =======
 Total Return.....     (45.26)%     27.66%      68.74%     60.85%      2.23%(3)
                      =======     =======     =======    =======    =======
 Ratios and
 Supplemental
 Data:
 Ratios to Average
 Net Assets
 Net Expenses.....       0.80%       0.80%       0.71%      0.70%      0.70%(4)
 Gross Expenses
 (5)..............       0.95%       0.93%       0.93%      0.97%      1.11%(4)
 Net Investment
 Income...........      (0.28)%     (0.18)%      0.00%      0.23%      0.66%(4)
 Portfolio
 Turnover.........         46%         44%         22%        19%        20%(4)
 Net Assets at end
 of Period
 (000's omitted)..    $41,994     $85,889     $88,045    $51,441    $27,183

                                          Income Fund
                     -----------------------------------------------------------
                                                                   Ten Months
                     Year Ended   Year Ended Year Ended Year Ended   Ended
                     March 31,    March 31,  March 31,  March 31,  March 31,
                        2001         2000       1999       1998     1997(1)
                     ------------ ---------- ---------- ---------- -------------
 Net Asset Value,
 Beginning of
 Period...........    $   6.66     $  7.00    $  7.23    $  6.90    $  6.99
                     ------------ ---------- ---------- ---------- -------------
 Investment
 Operations:
 Net investment
 income (loss)....        0.43        0.41       0.40       0.44       0.38
 Net realized and
 unrealized gain
 (loss) on
 investments......        0.35       (0.33)      0.03       0.35      (0.01)
                     ------------ ---------- ---------- ---------- -------------
  Total From
  Investment
  Operations......        0.78        0.08       0.43       0.79       0.37
                     ------------ ---------- ---------- ---------- -------------
 Distributions:
 From net
 investment
 income...........       (0.43)      (0.41)     (0.41)     (0.44)     (0.38)
 In excess of net
 investment
 income...........          --(2)       --         --         --         --
 From net realized
 gains............          --          --      (0.25)     (0.02)     (0.08)
 In excess of net
 realized gains...          --       (0.01)        --         --         --
                     ------------ ---------- ---------- ---------- -------------
  Total
  Distributions...       (0.43)      (0.42)     (0.66)     (0.46)     (0.46)
                     ------------ ---------- ---------- ---------- -------------
 Net Asset Value,
 End of Period....    $   7.01     $  6.66    $  7.00    $  7.23    $  6.90
                     ============ ========== ========== ========== =============
 Total Return.....       12.18%       1.16%      5.94%     11.78%      5.39%(3)
                     ============ ========== ========== ========== =============
 Ratios and
 Supplemental
 Data:
 Ratios to Average
 Net Assets
 Net Expenses.....        0.50%       0.50%      0.50%      0.50%      0.50%(4)
 Gross Expenses
 (5)..............        0.87%       0.90%      0.91%      0.91%      0.96%(4)
 Net Investment
 Income...........        6.49%       6.08%      5.57%      6.14%      6.50%(4)
 Portfolio
 Turnover.........         119%        125%       196%       190%       107%(4)
 Net Assets at end
 of Period
 (000's omitted)..    $107,193     $99,209    $67,240    $61,374    $51,082

-----
  *   Commencement of Operations
 (1)  The Fund changed its fiscal year end to March 31.
 (2)  Amount represents less than $0.01 per share.
 (3)  Not annualized
 (4)  Annualized
 (5) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                      See Notes to Financial Statements.

Excelsior Institutional Trust
Financial Highlights -- (continued)

 Selected data for a share outstanding throughout each period are as follows:

                                               Total Return Bond Fund
                               ------------------------------------------------------
                                                                           Ten Months
                               Year Ended Year Ended Year Ended Year Ended   Ended
                               March 31,  March 31,  March 31,  March 31,  March 31,
                                  2001       2000       1999       1998     1997(1)
                               ---------- ---------- ---------- ---------- ----------
 Net Asset Value,
 Beginning of
 Period..........               $   7.01   $   7.32   $   7.51   $   7.16   $   7.18
                                --------   --------   --------   --------   --------
 Investment
 Operations:
 Net investment
 income..........                   0.44       0.41       0.42       0.44       0.37
 Net realized
 and unrealized
 gain (loss) on
 investments.....                   0.45      (0.31)      0.03       0.41       0.01
                                --------   --------   --------   --------   --------
  Total From
  Investment
  Operations.....                   0.89       0.10       0.45       0.85       0.38
                                --------   --------   --------   --------   --------
 Distributions:
 From net
 investment
 income..........                  (0.44)     (0.41)     (0.42)     (0.44)     (0.37)
 In excess of
 net investment
 income..........                     --         --         --         --         --
 From net realized gains.             --         --      (0.20)     (0.06)     (0.03)
 In excess of
 net realized
 gains...........                     --         --      (0.02)        --         --
                                --------   --------   --------   --------   --------
  Total
  Distributions..                  (0.44)     (0.41)     (0.64)     (0.50)     (0.40)
                                --------   --------   --------   --------   --------
 Net Asset Value,
 End of Period...               $   7.46   $   7.01   $   7.32   $   7.51   $   7.16
                                ========   ========   ========   ========   ========
 Total Return....                  13.19%      1.47%      6.07%     12.21%      5.29%(2)
                                ========   ========   ========   ========   ========
 Ratios and
 Supplemental
 Data:
 Ratios to Average Net Assets
 Net Expenses....                   0.50%      0.50%      0.50%      0.50%      0.50%(3)
 Gross
 Expenses(4).....                   0.87%      0.88%      0.89%      0.90%      0.92%(3)
 Net Investment
 Income..........                   6.27%      5.85%      5.53%      5.95%      6.08%(3)
 Portfolio
 Turnover........                    110%       115%       234%       196%       200%(3)
 Net Assets at
 end of Period
 (000's omitted).               $304,882   $264,671   $251,614   $167,711   $138,402

                                                                                           High Yield
                                             International Equity Fund                        Fund
                               ----------------------------------------------------------- -------------
                                                                             Ten Months    October 31,
                               Year Ended  Year Ended Year Ended  Year Ended   Ended        2000* to
                               March 31,   March 31,  March 31,   March 31,  March 31,      March 31,
                                  2001        2000       1999        1998     1997(1)         2001
                               ----------- ---------- ----------- ---------- ------------- -------------
 Net Asset Value,
 Beginning of
 Period..........               $ 13.78     $   8.45   $  9.67     $  9.03    $  8.99        $  7.00
                               ----------- ---------- ----------- ---------- ------------- -------------
 Investment
 Operations:
 Net investment
 income..........                  0.02         0.01      0.16        0.09       0.01           0.28
 Net realized
 and unrealized
 gain (loss) on
 investments.....                 (4.39)        5.39     (0.79)       0.79       0.21           0.26
                               ----------- ---------- ----------- ---------- ------------- -------------
  Total From
  Investment
  Operations.....                 (4.37)        5.40     (0.63)       0.88       0.22           0.54
                               ----------- ---------- ----------- ---------- ------------- -------------
 Distributions:
 From net
 investment
 income..........                 (0.02)       (0.03)    (0.16)      (0.07)     (0.06)         (0.28)
 In excess of
 net investment
 income..........                    --           --        --       (0.02)     (0.03)            --
 From net realized gains.         (2.46)       (0.04)    (0.30)      (0.15)     (0.09)            --
 In excess of
 net realized
 gains...........                    --           --     (0.13)         --         --             --
                               ----------- ---------- ----------- ---------- ------------- -------------
  Total
  Distributions..                 (2.48)       (0.07)    (0.59)      (0.24)     (0.18)         (0.28)
                               ----------- ---------- ----------- ---------- ------------- -------------
 Net Asset Value,
 End of Period...               $  6.93     $  13.78   $  8.45     $  9.67    $  9.03        $  7.26
                               =========== ========== =========== ========== ============= =============
 Total Return....                (36.32)%      64.29%    (6.60)%      9.90%      2.41%(2)       7.88%(2)
                               =========== ========== =========== ========== ============= =============
 Ratios and
 Supplemental
 Data:
 Ratios to Average Net Assets
 Net Expenses....                  0.90%        0.90%     0.90%       0.90%      0.90%(3)       0.80%(3)
 Gross
 Expenses(4).....                  1.41%        1.45%     1.53%       1.43%      1.49%(3)       1.22%(3)
 Net Investment
 Income..........                  0.20%        0.11%     1.18%       1.05%      0.45%(3)       9.63%(3)
 Portfolio
 Turnover........                    52%          43%      107%         52%        45%(3)        169%(3)
 Net Assets at
 end of Period
 (000's omitted).               $74,240     $124,060   $78,802     $40,436    $38,470        $17,862

-----
  *   Commencement of Operations.
 (1)  The Fund changed its fiscal year end to March 31.
 (2)  Not annualized
 (3)  Annualized
 (4) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.

                      See Notes to Financial Statements.

                         Excelsior Institutional Trust

                         Notes to Financial Statements

1. Significant Accounting Policies:

  Excelsior Institutional Trust (the "Trust") is a business trust organized under the laws of the State of Delaware on May 11, 1994. The Trust is registered under the Investment Company Act of 1940 ("Act") and the Securities Act of 1933 as an open-end diversified management investment company. The Trust currently offers shares in the following seven funds (each a "Fund", collectively, the "Funds"), each having its own investment objectives and policies: Excelsior Equity Fund ("Equity Fund"), Excelsior Value Equity Fund ("Value Equity Fund"), Excelsior Optimum Growth Fund ("Optimum Growth Fund"), Excelsior Income Fund ("Income Fund"), Excelsior Total Return Bond Fund ("Total Return Bond Fund"), Excelsior International Equity Fund ("International Equity Fund") and Excelsior High Yield Fund ("High Yield Fund"). With regard to Value Equity Fund, Optimum Growth Fund, International Equity Fund and High Yield Fund, the Trust offers two classes of shares:
Institutional Shares and Shares. High Yield Fund commenced operations on October 31, 2000. At March 31, 2001, International Equity Fund has not issued Shares. The Financial Highlights of the Shares are presented in separate annual reports.

  The following is a summary of the significant accounting policies of the Funds. Such policies are in conformity with generally accepted accounting principles for investment companies and are consistently followed by the Funds in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures on the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not anticipate that the adoption of the Guide will have a significant effect on the Funds' financial statements.

  a) Valuation of Investments -- Investments in securities that are traded on a recognized domestic stock exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value is so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Funds' Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.

  All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing upon the respective dates of such transactions. Gains and losses attributable to foreign

                         Excelsior Institutional Trust
currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

  Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Funds' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  b) Forward foreign currency exchange contracts -- The International Equity Fund's participation in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, on the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains and losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  c) Security transactions and investment income -- Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable, amortization of discounts and premiums on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend.

  d) Dividends to Shareholders -- Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid as follows: For the Equity Fund, Value Equity Fund and Optimum Growth Fund, dividends will be declared and paid at least quarterly; for the Income Fund, Total Return Bond Fund and High Yield Fund, dividends will be declared daily and paid monthly; and for the International Equity Fund, dividends will be declared and paid at least once a year. Distributions to shareholders of net realized capital gains, if any, are normally declared and paid annually, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Trust not to distribute such gain.

  Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, deferral of losses on wash sales, and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

  In order to avoid a Federal excise tax, each Fund is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  e) Repurchase agreements -- The Funds may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and

                         Excelsior Institutional Trust
the Funds' agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Funds' custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price.

  If the value of the underlying security falls below the value of the repurchase price, the Funds will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Fund to possible delay in the connection with the disposition of the underlying securities or loss to the extent that proceeds from the sale of the underlying securities were less than the repurchase price under the agreement.

  f) Deferred Organization Expense -- Expenses incurred prior to June 30, 1998 by International Equity Fund, in connection with it's organization, are being amortized on a straight line basis over a five year period.

  g) Expense Allocation -- Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the average net assets of each Fund, except where allocations of direct expenses to each Fund can otherwise be fairly made. Expenses directly attributable to a Fund are charged to that Fund and expenses directly attributable to a particular class of shares in a Fund are charged to such class.

  h) Federal Income Taxes -- It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

  At March 31, 2001, the following Funds had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expirations dates:

                                                 Expiration Date Expiration Date
                                                    March 31,       March 31,
                                                      2008            2009
                                                 --------------- ---------------
Income Fund.....................................   $  469,000       $     --
Total Return Bond Fund..........................    4,838,000        775,000

  To the extent that such carryforwards are utilized, no capital gain distributions will be made. During the year ended March 31, 2001, Income Fund utilized capital loss carryforwards for Federal tax purposes totaling approximately $909,000, for the year ended March 31, 2001.

  Post-October losses are deemed to arise on the first business day of a Fund's next taxable year. International Equity Fund incurred, and elected to defer, net currency losses of approximately $32,000 for the year ended March 31, 2001. In addition, Optimum Growth Fund incurred, and elected to defer, net capital losses of approximately $2,513,000 for the year ended March 31, 2001.

                         Excelsior Institutional Trust

  At March 31, 2001, the aggregate cost and gross unrealized appreciation and gross unrealized depreciation in the value of investments owned by the Funds, as computed on a federal tax basis, were as follows:

                                          Value       Optimum                  Total Return  International  High Yield
                         Equity Fund   Equity Fund  Growth Fund  Income Fund    Bond Fund     Equity Fund      Fund
                         ------------  -----------  -----------  ------------  ------------  -------------  -----------
Aggregate cost.......... $120,196,914  $37,576,445  $48,919,467  $106,520,087  $294,244,066  $ 84,771,156   $79,202,109
                         ============  ===========  ===========  ============  ============  ============   ===========
Gross unrealized
 appreciation........... $ 17,587,283  $ 5,774,059  $17,075,396  $  2,236,528  $  9,756,475  $  4,756,652   $ 1,081,059
                         ------------  -----------  -----------  ------------  ------------  ------------   -----------
Gross unrealized
 depreciation...........  (15,137,554)    (682,232)  (9,869,602)     (537,039)     (359,934)  (15,127,393)   (1,836,954)
                         ------------  -----------  -----------  ------------  ------------  ------------   -----------
Net unrealized
 appreciation
 (depreciation)......... $  2,449,729  $ 5,091,827  $ 7,205,794  $  1,699,489  $  9,396,541  $(10,370,741)  $  (755,895)
                         ============  ===========  ===========  ============  ============  ============   ===========

  i) With regard to the International Equity Fund, a redemption fee of 2% of the value of the shares redeemed or exchanged will be imposed on shares redeemed or exchanged 30 days or less after their date of purchase. The redemption fee is intended to limit short-term trading in the Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the Fund. As of March 31, 2001, the International Equity Fund incurred redemption fees totaling $5,781.

2. Investment Advisory Fee, Administration Fee, Distribution Expenses and Related Party Transactions:

  a) United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Funds. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of 0.65% of the average daily net assets of each of Equity Fund, Value Equity Fund, Optimum Growth Fund, Income Fund and Total Return Bond Fund, 1.00% of the average daily net assets of International Equity Fund and 0.80% of the average daily net assets of High Yield Fund.

  U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of the The Charles Schwab Corporation ("Schwab").

  b) U.S. Trust Company, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company), a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services, a wholly-owned subsidiary of Federated Investors, Inc., (collectively, the "Administrators") provide administrative services to the Trust. For the services provided to the Funds, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of the Funds (excluding International Equity Fund), Excelsior Funds, Inc. (excluding its international equity portfolios), and Excelsior Tax-Exempt Funds, Inc., all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200

                         Excelsior Institutional Trust
million, and 0.150% over $400 million. Administration fees payable by each Fund of the three investment companies are determined in proportion to the relative average daily net assets of the respective Funds for the period paid. The Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the average daily net assets of the International Equity Fund at an annual rate of 0.20%. For the year ended March 31, 2001, administration fees charged by U.S. Trust Company were as follows:

Equity Fund........................................................... $ 86,074
Value Equity Fund..................................................... $ 22,697
Optimum Growth Fund................................................... $ 45,575
Income Fund........................................................... $ 51,141
Total Return Bond Fund................................................ $141,051
International Equity Fund............................................. $ 67,580
High Yield Fund....................................................... $  7,416

  c) From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Funds for a portion of other expenses. U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2001, to the extent necessary to keep total operating expenses from exceeding the following annual percentage of each Fund's average daily net assets. U.S. Trust has extended these contractual agreements for each Fund through March 31, 2002:

Equity Fund............................................................... 0.70%
Value Equity Fund--Institutional Shares................................... 0.80%
Optimum Growth Fund--Institutional Shares................................. 0.80%
Income Fund............................................................... 0.50%
Total Return Bond Fund.................................................... 0.50%
International Equity Fund--Institutional Shares........................... 0.90%
High Yield Fund--Institutional Shares..................................... 0.80%
Value Equity Fund--Shares................................................. 1.05%
Optimum Growth Fund--Shares............................................... 1.05%
High Yield Fund--Shares................................................... 1.05%

  For the year ended March 31, 2001, U.S. Trust waived investment advisory fees in the following amounts:

Equity Fund......................................................... $  297,728
Value Equity Fund................................................... $   75,250
Optimum Growth Fund................................................. $  109,304
Income Fund......................................................... $  379,891
Total Return Bond Fund.............................................. $1,024,950
International Equity Fund........................................... $  490,562
High Yield Fund..................................................... $   68,498

  d) The Trust, on behalf of the Funds, has entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide

                         Excelsior Institutional Trust
administrative support services to their customers owning shares of the Funds. As a consideration for the administrative services provided by each service organization to its customers, each Fund will pay the service organization an administrative service fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange or redemption requests; transmitting and receiving funds in connection with customers orders to purchase, exchange or redeem shares; and providing periodic statements.

  Through July 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by each Fund in an amount equal to the administrative service fees expense (including fees paid to affiliates of U.S. Trust) by such Fund. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisory and administration fees payable by each Fund in an amount equal to the administrative services fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2001, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Funds as follows:

                                                           U.S.
                                                           Trust  Administrators
                                                          ------- --------------
Optimum Growth Fund...................................... $23,944      $883

  e) Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor") serves as the Trust's distributor. Under the Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the Act, the Shares of the Value Equity Fund, Optimum Growth Fund, International Equity Fund and High Yield Fund may compensate the Distributor monthly for its services which are intended to result in the sale of Shares, in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding Shares.

  f) Trustees receive an annual fee of $4,000, plus a meeting fee of $250 for each meeting attended. In addition, the Trust reimburses independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. The Chairman of the Board receives an additional annual fee of $5,000. Each Trustee serving on the Nominating Committee of the Trust also receives an annual fee of $1,000 for services in connection with this committee.

3. Purchases and Sales of Investment Securities:

  a) Investment transactions (excluding short-term investments) for the year ended March 31, 2001 were as follows:

                                                        Cost of      Proceeds
                                                       Purchases    From Sales
                                                      ------------ ------------
Equity Fund.......................................... $ 49,884,938 $ 81,644,773
Value Equity Fund.................................... $ 42,860,270 $ 53,556,627
Optimum Growth Fund.................................. $ 40,528,597 $ 45,388,153
Income Fund.......................................... $118,213,077 $123,547,661
Total Return Bond Fund............................... $311,889,620 $305,485,339
International Equity Fund............................ $ 47,987,350 $ 62,820,734
High Yield Fund...................................... $129,280,244 $ 57,687,324

                         Excelsior Institutional Trust

  b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the year ended March 31, 2001 were as follows:

                                                         Cost of   Proceeds From
                                                        Purchases      Sales
                                                       ----------- -------------
Income Fund........................................... $84,386,062 $130,226,416
Total Return Bond Fund................................ $55,431,239 $ 72,417,214

4. Line of Credit:

  The Funds and other affiliated funds participate in a $25 million ($250 million prior to February 28, 2001) unsecured line of credit provided by The Chase Manhattan Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each Fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Funds at the end of each quarter. For the year ended March 31, 2001, the Funds had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Excelsior Institutional Trust

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Excelsior Equity, Excelsior Value Equity, Excelsior Optimum Growth, Excelsior Income, Excelsior Total Return Bond, Excelsior International Equity, and Excelsior High Yield Funds (the seven portfolios constituting the Excelsior Institutional Trust) (the "Trust") as of March 31, 2001, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Equity, Excelsior Value Equity, Excelsior Optimum Growth, Excelsior Income, Excelsior Total Return Bond, Excelsior International Equity, and Excelsior High Yield Funds at March 31, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                          /s/ Ernst & Young LLP

Boston, Massachusetts
May 15, 2001

                         Excelsior Institutional Trust

                    Federal Tax Information -- (Unaudited)

  For the year ended March 31, 2001, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gains, the amounts expected to be passed through to shareholders as foreign tax credits and the percentage of income earned from direct Treasury obligations are approximated as follows:

                                                        20%
                                          Dividends  Long-Term  Foreign
                                          Received    Capital     Tax   Treasury
                                          Deduction    Gain     Credit   Income
                                          --------- ----------- ------- --------
Equity Fund..............................   32.38%  $38,889,000      --   1.00%
Value Equity Fund........................   34.66%   14,363,000      --     --
Optimum Growth Fund......................      --    19,422,000      --  14.34%
Income Fund..............................      --            --      --  22.01%
Total Return Bond Fund...................      --            --      --  29.85%
International Equity Fund................      --    16,004,000 $85,000  24.87%
High Yield Fund..........................      --            --      --  12.50%

  In addition, for the year ended March 31, 2001, gross income derived from sources within foreign countries for the International Equity Fund approximately amounted to $856,000.